Registration No.   33-85182
                                                                        811-8820

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

     Pre-Effective Amendment No.
                                  ----
     Post-Effective Amendment No.  11
                                  ----

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

     Amendment No.  13
                   ----

                             Markman MultiFund Trust
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           6600 France Avenue South, Suite 565, Edina, Minnesota 55435
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (952)920-4848
                                                    -------------

                                Robert J. Markman
                             Markman MultiFund Trust
                       6600 France Avenue South, Suite 565
                             Edina, Minnesota 55435
                     (Name and Address of Agent for Service)

                        Copies of all correspondence to:
                              David M. Leahy, Esq.
                            Sullivan & Worcester LLP
                                1666 K Street, NW
                             Washington, D.C. 20006

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to Rule 485(b)
/X/  on May 1, 2002 pursuant to Rule 485(b)
/ /  75 days after filing pursuant to Rule 485(a)
/ /  on ( Date) pursuant to Rule 485(a)

     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2001 was filed with the Commission on February 15, 2002.

                                    MARKMAN
                                   MULTIFUNDS



                                                                      PROSPECTUS
[PICTURE]                                                            MAY 1, 2002


This Prospectus has information about the Portfolios that you should know before you invest. Please read it carefully and keep with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                    This page was left blank intentionally.

                                                          PROSPECTUS May 1, 2002
--------------------------------------------------------------------------------


================
100% NO-LOADTM
     MUTUAL FUND
     COUNCIL
================

                 INVESTMENT ADVISER                 SHAREHOLDER SERVICES
                 Markman Capital Management, Inc.   c/o Integrated Fund Services
                 6600 France Avenue South           P.O. Box 5354
                 Minneapolis, Minnesota 55435       Cincinnati, Ohio 45201-5354
                 Telephone: (952) 920-4848          Toll-free: 800-707-2771
                 Toll-free: 800-395-4848

--------------------------------------------------------------------------------

HIGHLIGHTS

Markman MultiFund Trust (the "Trust") is an open-end diversified management investment company. It consists of four separate series portfolios. We refer to each portfolio in this prospectus as a "Portfolio" and the four together as the "Portfolios." "We" are Markman Capital Management, Inc. The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Portfolios, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds.

EACH PORTFOLIO MAY INVEST IN EITHER LOAD OR NO-LOAD MUTUAL FUNDS. THE PORTFOLIOS WILL NOT PAY A SALES LOAD TO BUY SHARES OF AN UNDERLYING LOAD FUND. INSTEAD THE PORTFOLIOS WILL USE AVAILABLE QUANTITY DISCOUNTS OR WAIVERS TO AVOID PAYING A SALES LOAD.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary ...........................................................2

Performance Summary ...........................................................3

Expense Information ...........................................................4

Investment Objectives and Strategies ..........................................5

How We Invest .................................................................5

Risk Considerations ...........................................................6

Management of the Trust .......................................................6

Determination of Net Asset Value ..............................................7

How to Purchase Shares ........................................................7

How to Redeem Shares ..........................................................8

Shareholder Services ..........................................................9

Dividends, Distributions and Taxes ............................................9

Financial Highlights .........................................................10

Appendix ....................................................................A-1

RISK/RETURN SUMMARY

WHAT ARE THE PORTFOLIOS' INVESTMENT OBJECTIVES?

The MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO seeks capital appreciation without regard to current income.

The MARKMAN MODERATE ALLOCATION PORTFOLIO seeks growth of capital and a reasonable level of current income.

The MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO seeks to provide current income and low to moderate growth of capital.

The MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.

WHAT ARE THE PORTFOLIOS' PRINCIPAL INVESTMENT STRATEGIES?

--------------------------------------------------------------------------------
STRATEGIES FOR ALL PORTFOLIOS
--------------------------------------------------------------------------------

The objective of each of the Portfolios is to match a combination of under-lying mutual funds to the goals and tolerance for risk of each Portfolio. (The mutual funds in which the Portfolios may invest are referred to in this prospectus as the "underlying funds.")

Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end mutual funds. Some mutual funds invest in particular types of securities (for example, equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. A Portfolio may invest up to 25% of its total assets in any one underlying fund. A Portfolio will maintain its assets invested in a number of underlying funds. Each Portfolio may invest in shares of the same mutual funds; however, the percentage of each Portfolio's assets so invested will vary depending upon the Portfolio's investment objective. Based on our asset allocation analysis, we determine a mix of funds appropriate for each Portfolio. We manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in the Portfolios. The Portfolios expect to be fully invested in underlying mutual funds at all times. To provide liquidity as well as to assist in achieving the Portfolios' investment objectives, each Portfolio may invest in money market mutual funds.

--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

At least 65% of the Portfolio will be invested in mutual funds that invest primarily in common stocks. In most conditions, the Portfolio will be at least 90% invested in funds that invest in common stocks. We do not expect that the Portfolio will engage in activities that attempt to hedge or reduce short-term market volatility. This Portfolio will tend to have concentrated positions in various funds and those funds may have concentrated positions among certain market sectors or styles of investing. At times, the Portfolio will invest in a mix of large-cap, small-cap, growth, value and international stock funds, while at other times, investments in one or more of these types of funds may be reduced or even eliminated.

--------------------------------------------------------------------------------
MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Normally, 50-75% of the Portfolio will be invested in mutual funds that invest primarily in common stocks. Up to 50% of the Portfolio may at times be invested in bond funds of varying types. The stock funds that we use in the Moderate Allocation Portfolio will, in many instances, be similar or identical to those used by the Aggressive Allocation Portfolio and may include the full range of types of funds discussed above. By reducing the percentage of these allocations, and adding bond funds to the allocation, we attempt to diminish the risk and volatility compared to the Aggressive Portfolio. At times, the Portfolio will be invested in a broad mix of bond funds, with varying maturities and credit qualities, while at other times, a larger emphasis will be given to one type of bond fund. The Portfolio will normally be fully invested.

--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Normally the allocation to stock funds in the Portfolio will be in the 30-60% range. Bond and money market funds may comprise as much as 70% of the Portfolio at times. The stock funds used will be similar or identical to those used in the Aggressive and Moderate Allocation Portfolios and may include the full range of types of funds discussed above. The percentage of the Portfolio they represent, however, will be lower. In the selection of bond funds for the Portfolio, a greater emphasis (than that in the Moderate Portfolio) will be placed on whether the bond funds have the potential to add short-term stability which typically will be bond funds of a shorter duration and/or a higher investment grade. ("Duration" refers to the length of time before an individual bond matures. "Investment grade" refers to the credit quality of a bond as established by a recognized rating agency.) The Conservative Portfolio, like the Moderate Portfolio, may invest in a mix of bond funds of varying types.

--------------------------------------------------------------------------------
INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The Income Allocation Portfolio will invest at least 85% of its assets in mutual funds which invest primarily in bond and other fixed-income securities.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

--------------------------------------------------------------------------------
RISKS FOR ALL PORTFOLIOS
--------------------------------------------------------------------------------

Any investment involves risk. Even though the Portfolios may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. There is no assurance that the Portfolios will achieve their investment objectives. There is a risk that you could lose money by investing in the Portfolios. By investing in other mutual funds, the Portfolios incur greater expenses than you would incur if you invested directly in mutual funds.

The largest risk associated with all of the Markman MultiFunds relates to the emphasis placed on our judgement in assembling the Portfolios of underlying funds. This increased reliance on our judgement exposes you to the risk that we could be incorrect in our evaluations and assumptions and thus may make allocation decisions that may not prove profitable.

To the extent a Portfolio is invested in stock funds, the return on and value of an investment in the Portfolio will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks (rapid increase or decrease in value or liquidity of the security) and fluctuations in value due to earnings, economic conditions and other factors beyond our control.

To the extent a Portfolio is invested in bond funds, the return on and value of an investment in the Portfolio will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of fixed-income securities. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, and domestic and worldwide economic conditions.

The Portfolios may invest in an underlying fund which is non-diversified and which therefore normally can be expected to have greater volatility than a diversified fund.

The allocation of the assets of the Aggressive Allocation Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Income Allocation Portfolio. The Aggressive Allocation Portfolio is appropriate for investors with long-term time horizons who are prepared to assume greater risks and experience greater short-term volatility in exchange for the potential for greater returns over time.

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer of the security.

An underlying fund may invest in foreign securities. Such investments may be subject to additional risks that are not typically associated with investing in domestic securities, such as changes in currency rates and political developments.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investment in the Portfolios by showing the changes in the performance of the Portfolios from year to year since the Portfolios' inception and by showing how the average annual returns of the Portfolios compare to those of a broad-based securities market index. How the Portfolios have performed in the past is not necessarily an indication of how the Portfolios will perform in the future.

--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 1996     1997     1998     1999     2000     2001
 11.7%    19.0%    26.2%    49.9%   -27.3%   -34.3%

During the period shown in the bar chart, the highest return for a quarter was 41.90% during the quarter ended December 31, 2001 and the lowest return for a quarter was -40.57% during the quarter ended September 30, 2001.

--------------------------------------------------------------------------------
MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 1996     1997     1998     1999     2000     2001
 11.1%    19.4%    18.3%    35.5%   -25.4%   -23.5%

During the period shown in the bar chart, the highest return for a quarter was 26.39% during the quarter ended December 31, 2001 and the lowest return for a quarter was -26.76% during the quarter ended September 30, 2001.

--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 1996     1997     1998     1999     2000     2001
 13.4%    14.3%    10.8%    25.0%   -16.8%   -12.5%

During the period shown in the bar chart, the highest return for a quarter was 17.26% during the quarter ended December 31, 1999 and the lowest return for a quarter was -15.28% during the quarter ended March 31, 2001.

--------------------------------------------------------------------------------
INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

 2000     2001
 -3.5%    -1.9%

During the period shown in the bar chart, the highest return for a quarter was 8.76% during the quarter ended December 31, 2001 and the lowest return for a quarter was -6.72% during the quarter ended September 30, 2001.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
For Periods Ended December 31,2001
                                                                         SINCE
                                                                       INCEPTION
                                                                       (JANUARY
                                               ONE YEAR   FIVE YEARS   26, 1995)

AGGRESSIVE ALLOCATION PORTFOLIO
   Return Before Taxes                          -34.3%        1.4%       6.8%
   Return After Taxes on Distributions(1)       -34.3%        0.3%       5.0%
   Return After Taxes on Distributions
      and Sale of Fund Shares(1)                -21.1%        1.1%       5.1%
STANDARD & POOR'S 500 INDEX(2)                  -11.9%       10.7%      15.7%
--------------------------------------------------------------------------------
MODERATE ALLOCATION PORTFOLIO
   Return Before Taxes                          -23.5%        1.8%       6.1%
   Return After Taxes on Distributions(1)       -24.3%       -0.3%       3.6%
   Return After Taxes on Distributions
      and Sale of Fund Shares(1)                -14.5%        1.1%       4.4%
STANDARD & POOR'S 500 INDEX(2)                  -11.9%       10.7%      15.7%
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION PORTFOLIO
   Return Before Taxes                          -12.5%        2.9%       6.5%
   Return After Taxes on Distributions(1)       -14.2%        0.7%       4.0%
   Return After Taxes on Distributions
      and Sale of Fund Shares(1)                 -7.7%        1.7%       4.4%
STANDARD & POOR'S 500 INDEX(2)                  -11.9%       10.7%      15.7%
LEHMAN INTERMEDIATE GOV'T BOND INDEX(3)           7.6%        6.9%       7.3%
--------------------------------------------------------------------------------
                                                                       SINCE
                                                                     INCEPTION
                                               ONE YEAR            (MAY 1, 1999)
INCOME ALLOCATION PORTFOLIO
   Return Before Taxes                           -1.9%                  -0.9%
   Return After Taxes on Distributions(1)        -4.6%                  -3.2%
   Return After Taxes on Distributions
      and Sale of Fund Shares(1)                 -1.3%                  -1.8%
LEHMAN INTERMEDIATE GOV'T BOND INDEX(3)           7.6%                   6.8%
LIPPER GENERAL BOND FUND INDEX(4)                5.58%                  4.69%
MERRILL LYNCH DOMESTIC BOND FUND
MASTER INDEX(5)                                  8.35%                  7.12%
--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(2) The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.

(3) The Lehman Intermediate Government Bond Index is generally considered to be representative of the performance of a portfolio of U.S. Government securities of intermediate maturities. On April 3, 2002, the Income Allocation Portfolio's benchmark was changed from the Lipper General Bond Fund Index to the Lehman Intermediate Government Bond Index. The Trust's management believes that the Lehman Intermediate Government Bond Index will more accurately reflect the composition of the Income Allocation Portfolio.

(4) The Lipper General Bond Fund Index is representative of 10 to 30 of the largest funds in the general bond fund category as defined by Lipper.

(5) The Merrill Lynch Domestic Bond Fund Master Index is generally considered to be representative of a broad mix of U.S. debt securities, including both U.S. Government and corporate securities with a wide range of maturities and investment ratings.

Unlike the Portfolios, these indices are not managed and their returns do not reflect deductions for fees, expenses or taxes.

EXPENSE INFORMATION

================================================================================
SHAREHOLDER TRANSACTION EXPENSES

--------------------------------------------------------------------------------
   Sales Load Imposed on Purchases                                         None
--------------------------------------------------------------------------------
   Sales Load Imposed on Reinvested Dividends                              None
--------------------------------------------------------------------------------
   Deferred Sales Load                                                     None
--------------------------------------------------------------------------------
   Exchange Fee                                                            None
--------------------------------------------------------------------------------
   Redemption Fee                                                          None1
--------------------------------------------------------------------------------

1 A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8.00. See "How to Redeem Shares."

================================================================================
ANNUAL PORTFOLIO OPERATING EXPENSE
(expenses that are deducted from Portfolio assets)

                                    INCOME   CONSERVATIVE  MODERATE   AGGRESSIVE
                                  ALLOCATION  ALLOCATION  ALLOCATION  ALLOCATION
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------
Management Fees*                     0.65%       0.95%       0.95%       0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees**          None        None        None        None
--------------------------------------------------------------------------------
Other Expenses***                    0.00%       0.00%       0.00%       0.00%
--------------------------------------------------------------------------------
Total Annual Portfolio
  Operating Expenses                 0.65%       0.95%       0.95%       0.95%
--------------------------------------------------------------------------------

* We will voluntarily waive each Portfolio's fees and expenses to the extent necessary to keep total Portfolio operating expenses no greater than 0.65% for the Income Allocation Portfolio and 0.95% for the Conservative, Moderate and Aggressive Allocation Portfolios. Unlike most other mutual funds, the management fees paid by the Portfolios include transfer agency, pricing, custodial, auditing, legal services, and general administrative and other operating expenses. Management fees paid by the Portfolios do not include brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees or extraordinary expenses.

** Although the Portfolios do not directly impose distribution (12b-1) fees, the underlying funds in which the Portfolios invest may impose 12b-1 or service fees.


*** Does not include fees and expenses of the non-interested Trustees. Markman Capital Management, Inc. is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 2001, amounted to .02%, .07%, .03%, and .02% of the average daily net assets of the Income Allocation Portfolio, the Conservative Allocation Portfolio, the Moderate Allocation Portfolio and the Aggressive Allocation Portfolio, respectively. See "Management of the Trust."


================================================================================
EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INCOME ALLOCATION PORTFOLIO                $   66    $  208    $  362    $  810
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION PORTFOLIO          $   97    $  303    $  525    $1,166
--------------------------------------------------------------------------------
MODERATION ALLOCATION PORTFOLIO            $   97    $  303    $  525    $1,166
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION PORTFOLIO            $   97    $  303    $  525    $1,166
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES

Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end mutual funds. Each Portfolio may invest in load or no-load mutual funds. The Portfolios will not pay a sales load to buy shares of an underlying load fund. Instead the Portfolios will use available quantity discounts or waivers to avoid paying a sales load. The level of diversification the Portfolios obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals.

A Portfolio may not purchase shares of any closed-end investment company or of any investment company that is not registered with the Securities and Exchange Commission. Each Portfolio's investment objective may be changed by the Board of Trustees of the Trust without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Portfolios are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Aggressive Allocation Portfolio is capital appreciation without regard to current income. At least 65% of the total assets of the Aggressive Allocation Portfolio will be invested in mutual funds that invest primarily in common stocks. In most conditions, the Portfolio will be at least 90% invested in funds that invest in common stocks.

--------------------------------------------------------------------------------
MARKMAN MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Moderate Allocation Portfolio is to provide growth of capital and a reasonable level of current income. The mutual funds in the Moderate Allocation Portfolio will invest primarily in common stocks and bonds. Normally, 50-75% of the Portfolio will be invested in mutual funds that invest primarily in common stocks. Up to 50% of the Portfolio may at times be invested in bond funds of varying types.

--------------------------------------------------------------------------------
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Conservative Allocation Portfolio is to provide current income and low to moderate growth of capital. The mutual funds in the Conservative Allocation Portfolio will invest primarily in common stocks and bonds. Normally the allocation to stock funds in the Portfolio will be in the 30-60% range. Bond and money market funds may comprise as much as 70% of the Portfolio at times.

--------------------------------------------------------------------------------
MARKMAN INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Income Allocation Portfolio is to provide high current income and low share price fluctuation. The mutual funds in the Income Allocation Portfolio will invest primarily in bonds. At times, the Portfolio will be invested in a broad mix of bond funds, with varying maturities and credit qualities, while at other times, a larger emphasis will be given to one type of bond fund. The Income Allocation Portfolio may also invest in equity mutual funds, but will limit the amount of its investments in such underlying funds to 15% of its assets.

--------------------------------------------------------------------------------
ALL PORTFOLIOS
--------------------------------------------------------------------------------

Each Portfolio may also invest in mutual funds which invest primarily in long- or short-term bonds and various other types of fixed-income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures) whenever we believe that such mutual funds are consistent with a Portfolio's investment objective. Long-term bonds typically have an average maturity of greater than ten years. Short-term bonds typically have an average maturity of less than three years.

These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa))or in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P). Non-investment grade bonds are higher yielding, high-risk securities commonly known as "junk bonds." Underlying funds may have the ability to invest in debt securities rated as low as D. For a description of ratings of debt securities, see "Quality Ratings of Debt Securities" in the Statement of Additional Information.

The underlying funds may also invest in money market funds and money market or short-term debt instruments. The underlying funds may actively trade their portfolios resulting in higher brokerage commissions and increased realization of taxable capital gains which may affect the Portfolios' overall performance. They may invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to such investments. They may invest up to 25% of their assets in one security.

--------------------------------------------------------------------------------
HOW WE INVEST
--------------------------------------------------------------------------------

We believe it is our primary job to make judgements as to what types of fund investments may be the most beneficial in any given time period. We study and analyze the markets on an ongoing basis to arrive at a viewpoint that indicates what asset classes, sectors and styles of investing may hold the greatest potential. We then assemble a portfolio of funds that emphasize these judgements and conclusions.

This willingness to emphasize our conclusions may, at times, lead to portfolio allocations that are less diversified than those found in other funds of funds. For example, there have been times when our equity analysis led us to conclude that small-cap funds were not likely to add much value to the Portfolios in the current market cycle. While other funds of funds, or other similarly run portfolios, may have under those circumstances reduced their small-cap allocation, we would more likely--and indeed, have--totally eliminated the allocation to small caps. Similar judgement and allocation moves have been made in other areas such as emerging markets, government bond funds, international funds, etc.

The point we wish to emphasize is that, although the various Portfolios have ranges of stock and bond allocations,we have made no specific commitment to what types of stock or bond funds will be used for those allocations. Thus, while there may be times when the stock allocation of a portfolio will consist of a traditional mix of large-cap, small-cap, growth, value, and international stock funds, there may also be times when one or more of those allocations may be significantly reduced or even eliminated based on our judgement.

Similar judgements are made with the bond fund allocations for the Portfolios. Thus, there may be times when a broad mix of funds with varying maturities and credit quality characteristics will be used. There also may be times when the focus of our bond fund allocation is narrower, with a larger emphasis given to one type of bond fund.

This method of assembling a mutual fund portfolio puts a great deal of emphasis on the subjective judgements of the portfolio manager.

Once we have made our judgements as to what types of funds are most likely to produce the results we desire, we then research funds within that asset class to determine which specific funds to put in the Portfolios. Some of the things we look at are track record of the fund or fund manager over various time periods; costs associated with the fund; size of the fund and what, if any, changes have or are likely to occur; tax efficiency of the fund; managerial style; and to what degree the portfolio aligns with our current thinking about the markets.

When choosing managed funds, as opposed to index funds, we tend to favor what are called "focused" funds. These are funds that own a smaller number of stocks, usually around 20-25, than traditional mutual funds that may own 100-200 stocks. If we are relying on a manager to get results, we want a portfolio focused on only those managers' best ideas. We believe we are more likely to get this in a portfolio of fewer stocks.

In order to create the potential for a predictable range of risk, volatility and return among our four Portfolios, we attempt to use identical or similar funds in each portfolio. What differs among the Portfolios is not what funds are used as much as the percentage allocations of those funds. By doing so, we feel we may avoid the problem of variable performance among underlying funds creating risk/return dynamics that we have not anticipated.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS
--------------------------------------------------------------------------------

The largest risk associated with all of the Markman MultiFunds relates to the emphasis placed on our judgement in assembling the Portfolios of underlying funds. This increased reliance on our judgement exposes you to the risk that we could be incorrect in our evaluations and assumptions and thus may make allocation decisions that may not prove profitable.

To the extent a Portfolio is invested in stock funds, the value of the Portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Portfolio's net asset value per share, which fluctuates as the values of the Portfolio's securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

All of the Markman Multifund Portfolios will, at given times, invest in underlying funds that hold focused portfolios. To the extent that these funds own a smaller number of stocks than more widely diversified funds, the risk associated with any individual stock holding of such a portfolio is magnified.

To the extent a Portfolio is invested in bond funds, it will be subject to the risks of bond investing. In general,the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, however, its market price will normally rise. The value of long-term bonds generally fluctuates more widely when interest rates change than do short-term bonds.

The allocation of the assets of the Aggressive Allocation Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Income Allocation Portfolio.

In the case of an issuer that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. An investment in a non-diversified investment company can normally be expected to have greater fluctuations in value than an investment in a fund that includes a broader range of investments. To the extent a Portfolio invests in diversified investment companies that do not have a policy of concentration, the impact of conditions affecting an industry or industry group will be decreased.

An investment in foreign securities may be subject to risks not typically associated with investing in domestic securities. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments, and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a Portfolio would incur indirectly certain transaction costs without accomplishing any investment purpose.

You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Portfolios, you bear not only your proportionate share of the expenses of the Portfolios but also, indirectly, similar expenses (including operating costs and investment advisory fees)of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Portfolios' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

MANAGEMENT OF THE TRUST

--------------------------------------------------------------------------------
THE TRUSTEES
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of the Trust may be found in the Statement of Additional Information under "Trustees and Officers."

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THE ADVISER
--------------------------------------------------------------------------------

We are Markman Capital Management, Inc. and we serve as the investment adviser to the Portfolios. We maintain our principal office at 6600 France Avenue South, Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Trust and its Portfolios, we provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations). Pursuant to an Investment Management Agreement with the Trust, we are responsible for the investment management of each Portfolio's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments. Unlike most mutual funds, the management fees paid by the Portfolios to us include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Portfolio except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.

For the services provided to the Portfolios, we receive from each Portfolio a fee, payable monthly, at the annual rate of 0.65% of the Income Allocation Portfolio's average daily net assets and 0.95% of the average daily net assets of each of the Conservative, Moderate and Aggressive Allocation Portfolios. We are contractually obligated to reduce our management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the Trust's non-interested Trustees. Most investment companies pay lower investment management fees. Most of such investment companies, however, also pay, in addition to an investment management fee, certain of their own expenses, while we pay almost all of the Portfolios' expenses,as described above, out of investment management fees we receive from the Portfolios.

Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, serves as the Portfolio Manager of the Trust and is responsible for the day-to-day management of the Portfolios. Mr.Markman has served as President of Markman Capital since its organization in September 1990.

Markman Capital Management, Inc. specializes in the construction and management of no-load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $300 million.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

We place orders for the purchase and sale of portfolio securities for a Portfolio's accounts with brokers or dealers, selected by us in our discretion, or directly with the underlying funds or in privately arranged transactions in which a premium may be paid by a Portfolio.

Each Portfolio is actively managed and has no restrictions upon portfolio turnover. Each Portfolio's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Portfolio's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Portfolio. See "Dividends,Distributions and Taxes." There is no limit on and we cannot control the portfolio turnover rates of the underlying funds.

DETERMINATION OF NET ASSET VALUE

The share price (net asset value) of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (normally at 4:00 p.m., Eastern time). The Portfolios are open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Portfolio, rounded to the nearest cent. The price at which a purchase or redemption of a Portfolio's shares is effected is based on the next calculation of net asset value after the order is placed.

Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying mutual fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

If market quotations are not readily available, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Portfolio will fluctuate with the value of the securities it holds.

HOW TO PURCHASE SHARES

Shares of each Portfolio are sold without a sales charge at the next price calculated after receipt of an order in proper form by the Portfolios. Your initial investment in a Portfolio ordinarily must be at least $25,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of the Transfer Agent, and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. Each Portfolio also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust may reject any purchase order.

Shares of each Portfolio are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers or other agents may charge you a fee for effecting transactions. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in any Portfolio by sending a check and a completed account application form to Markman MultiFund Trust, c/o Shareholder Services, P.O.Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust.

The Trust mails you confirmations of all purchases or redemptions of shares of the Portfolios. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

The Portfolios' account application contains certain provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Portfolios by bank wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment in a Portfolio will be made at the Portfolio's net asset value next determined after your wire is received together with a completed account application. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Markman MultiFund Trust, c/o Shareholder Services, P.O.Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

--------------------------------------------------------------------------------
NO TRANSACTION FEE PROGRAM
--------------------------------------------------------------------------------

If you purchase a minimum of $25,000 of shares of the Portfolios (either in a Portfolio or spread across two or more Portfolios) through a discount broker and we do not participate in that discount broker's no transaction fee program, we will reimburse you for the amount of the transaction fee that you paid the discount broker for that purchase within a week of us receiving a copy of your trade confirmation.

HOW TO REDEEM SHARES

You may redeem shares of the Portfolios on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Portfolios by certified check or by wire.


With respect to any redemption request for an amount that is $25,000 or more, your signature must be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national security exchanges, registered securities associations, clearing agencies and savings associations).


--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771). The redemption proceeds will usually be sent by mail or by wire within 3 business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone. You may only sell shares over the telephone if the amount is less than $25,000.

Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent with the signature of all account owners guaranteed by any eligible guarantor institution outlined above. Contact the Transfer Agent to obtain this form. Additional documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable or losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

--------------------------------------------------------------------------------
THROUGH BROKER-DEALERS
--------------------------------------------------------------------------------

You may also redeem shares of the Portfolios by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers or other agents may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

--------------------------------------------------------------------------------
ADDITIONAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $25,000 (based on actual amounts invested,unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Portfolios may make payment or shares redeemed in portfolio securities of the Portfolios taken at current value.

--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Portfolios may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the Transfer Agent.The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of Portfolios then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you.

SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771) for additional information about the shareholder services described below.

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AUTOMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount. There is no charge for this service.

--------------------------------------------------------------------------------
TAX-DEFERRED RETIREMENT PLANS
--------------------------------------------------------------------------------

Shares of the Portfolios are available or purchase in connection with the following tax-deferred retirement plans:

--   Keogh Plans or self-employed individuals

-- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs

-- Qualified pension and profit-sharing plans or employees, including those profit-sharing plans with a 401(k) provision

-- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

We will make reasonable charges for providing these services. For a current schedule of charges, please contact us.

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DIRECT DEPOSIT PLANS
--------------------------------------------------------------------------------

Shares of the Portfolios may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Portfolios.

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

You may make automatic monthly investments in the Portfolios from your bank, savings and loan or other depository institution account. The minimum initial investment must be $25,000 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which a Portfolio qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Portfolio will not be subject to federal income tax to the extent it distributes such income and capital gains in the manner required under the Code.

Income received by a Portfolio from a mutual fund owned by that Portfolio (including dividends and distributions of short-term capital gains) will be distributed by the Portfolio (after deductions or expenses) and will be taxable to you as ordinary income. Because the Portfolios are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized portfolio appreciation, investing in a Portfolio rather than directly in the underlying funds may result in increased tax liability to you since the Portfolio must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Portfolio from the underlying funds, as well as net long-term capital gains realized by a Portfolio from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Portfolio for more than one year, will be distributed by the Portfolio and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20%, which rate is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Portfolio when an underlying fund distributes net capital gains to a Portfolio, the Portfolio will treat the distribution as a long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by a Portfolio on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

Due to the nature of the investment strategies used, the distributions of the Income Allocation Portfolio are expected to consist primarily of ordinary income, and the distributions of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Aggressive Allocation Portfolio are expected to consist primarily of capital gains. However, the nature of each Portfolio(s) distributions could vary in any given year.

The tax treatment of distributions from a Portfolio is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Portfolio on the reinvestment date.

A Portfolio may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Portfolio and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Redemptions of shares of the Portfolios are taxable events on which you may realize a gain or loss. An exchange of a Portfolio's shares or shares of another Portfolio will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

Each year the Trust will notify you of the tax status of dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Portfolio in your particular circumstances.

Each of the Conservative Allocation, Moderate Allocation and Aggressive Allocation Portfolios will distribute investment company taxable income and any net realized capital gains at least annually. The Income Allocation Portfolio will distribute investment company taxable income and net realized capital gains quarterly. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolio making the distribution, unless you notify the Portfolio in writing of your election to receive distributions in cash.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Portfolios' financial statements, are included in the Statement of Additional Information, which is available upon request.


===============================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                      Year ended     Year ended    Period ended
                                                     December 31,   December 31,   December 31,
                                                         2001           2000         1999(A)
Net asset value at beginning of period ............   $     9.08     $    10.02     $    10.00
                                                      ----------     ----------     ----------
Income from investment operations:
   Net investment income ..........................         0.51           0.60           0.24
   Net realized and unrealized gains (losses)
      on investments ..............................        (0.70)         (0.94)          0.08
                                                      ----------     ----------     ----------
Total from investment operations ..................        (0.19)         (0.34)          0.32
                                                      ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ...........        (0.51)         (0.60)         (0.24)
   Return of capital ..............................        (0.06)            --          (0.06)
   Distributions in excess of net realized gains ..        (0.03)            --             --
                                                      ----------     ----------     ----------
Total distributions ...............................        (0.60)         (0.60)         (0.30)
                                                      ----------     ----------     ----------
Net asset value at end of period ..................   $     8.29     $     9.08     $    10.02
                                                      ==========     ==========     ==========
Total return ......................................       (1.91%)        (3.51%)         3.27%(B)
                                                      ==========     ==========     ==========
Net assets at end of period (000's) ...............   $    1,580     $      539     $    1,896
                                                      ==========     ==========     ==========

Ratio of expenses to average net assets ...........        0.65%          0.65%          0.64%(C)

Ratio of net investment income to average
   net assets .....................................        6.66%          5.26%          6.97%(C)

Portfolio turnover rate ...........................         168%           130%            78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.
(B)  Not annualized.
(C)  Annualized.

=============================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                                      Year ended     Year ended     Year ended     Year ended     Year ended
                                                     December 31,   December 31,   December 31,   December 31,   December 31,
                                                         2001           2000           1999           1998           1997
Net asset value at beginning of year ..............   $    11.32     $    14.18     $    12.33     $    11.82     $    11.49
                                                      ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income ..........................         0.57           0.33           0.55           0.25           0.33
   Net realized and unrealized gains (losses)
      on investments ..............................        (1.98)         (2.71)          2.53           1.03           1.31
                                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations ..................        (1.41)         (2.38)          3.08           1.28           1.64
                                                      ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ...........        (0.52)         (0.25)         (0.49)         (0.28)         (0.30)
   Distributions in excess of net investment income           --             --             --          (0.02)         (0.15)
   Distributions from net realized gains ..........           --          (0.23)         (0.74)         (0.47)         (0.86)
                                                      ----------     ----------     ----------     ----------     ----------
Total distributions ...............................        (0.52)         (0.48)         (1.23)         (0.77)         (1.31)
                                                      ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ....................   $     9.39     $    11.32     $    14.18     $    12.33     $    11.82
                                                      ==========     ==========     ==========     ==========     ==========
Total return ......................................      (12.47%)       (16.81%)        24.97%         10.83%         14.27%
                                                      ==========     ==========     ==========     ==========     ==========
Net assets at end of year (000's) .................   $   16,578     $   25,204     $   34,599     $   30,467     $   36,680
                                                      ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets ...........        0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income to average
   net assets .....................................        4.44%          2.23%          3.89%          1.70%          2.38%

Portfolio turnover rate ...........................         147%            95%            78%           165%            48%

=============================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                                      Year ended     Year ended     Year ended     Year ended     Year ended
                                                     December 31,   December 31,   December 31,   December 31,   December 31,
                                                         2001           2000           1999           1998           1997
Net asset value at beginning of year ..............   $    11.67     $    16.69     $    13.35     $    11.90     $    11.49
                                                      ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income ..........................         0.24           0.11           0.31           0.12           0.26
   Net realized and unrealized gains (losses)
      on investment ...............................        (2.98)         (4.35)          4.43           2.06           1.96
                                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations ..................        (2.74)         (4.24)          4.74           2.18           2.22
                                                      ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ...........        (0.24)         (0.10)         (0.29)         (0.12)         (0.26)
   Distributions in excess of net investment income           --             --             --          (0.04)         (0.21)
   Distributions from net realized gains ..........           --          (0.68)         (1.11)         (0.57)         (1.34)
                                                      ----------     ----------     ----------     ----------     ----------
Total distributions ...............................        (0.24)         (0.78)         (1.40)         (0.73)         (1.81)
                                                      ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ....................   $     8.69     $    11.67     $    16.69     $    13.35     $    11.90
                                                      ==========     ==========     ==========     ==========     ==========
Total return ......................................      (23.54%)       (25.38%)        35.49%         18.32%         19.38%
                                                      ==========     ==========     ==========     ==========     ==========
Net assets at end of year (000's) .................   $   37,546     $   64,572     $  100,799     $   83,799     $   86,388
                                                      ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets ...........        0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income to
   average net assets .............................        2.32%          0.64%          1.98%          0.84%          1.96%

Portfolio turnover rate ...........................         162%           142%            68%           117%            82%

=============================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                                      Year ended     Year ended     Year ended     Year ended     Year ended
                                                     December 31,   December 31,   December 31,   December 31,   December 31,
                                                         2001           2000           1999           1998           1997
Net asset value at beginning of year ..............   $    16.13     $    22.20     $    16.01     $    12.74     $    12.26
                                                      ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income (loss) ...................        (0.11)         (0.19)         (0.13)         (0.09)          0.01
   Net realized and unrealized gains (losses)
      on investments ..............................        (5.42)         (5.88)          8.12           3.42           2.32
                                                      ----------     ----------     ----------     ----------     ----------
Total from investment operations ..................        (5.53)         (6.07)          7.99           3.33           2.33
                                                      ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income ...........           --             --             --             --          (0.01)
   Distributions in excess of net investment income           --             --             --             --          (0.19)
   Distributions from net realized gains ..........           --             --          (1.80)         (0.06)         (1.65)
                                                      ----------     ----------     ----------     ----------     ----------
Total distributions ...............................           --             --          (1.80)         (0.06)         (1.85)
                                                      ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ....................   $    10.60     $    16.13     $    22.20     $    16.01     $    12.74
                                                      ==========     ==========     ==========     ==========     ==========
Total return ......................................      (34.28%)       (27.34%)        49.88%         26.17%         18.96%
                                                      ==========     ==========     ==========     ==========     ==========
Net assets at end of year (000's) .................   $   65,660     $  111,670     $  136,362     $   91,615     $   84,401
                                                      ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets ...........        0.95%          0.95%          0.95%          0.95%          0.95%

Ratio of net investment income (loss) to average
   net assets .....................................       (0.89%)        (0.92%)        (0.76%)        (0.62%)         0.05%

Portfolio turnover rate ...........................         177%           106%            56%           101%           141%

APPENDIX

For a more detailed description of the types of securities and investment techniques described in this Appendix, see "Investment Objectives and Policies" in the Statement of Additional Information.

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION
--------------------------------------------------------------------------------

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

--------------------------------------------------------------------------------
HIGH YIELD SECURITIES AND THEIR RISKS
--------------------------------------------------------------------------------

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low reditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

Investment forms may be ordered by calling 1-800-707-2771.

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through many discount and full-service brokers.

FOR ADDITIONAL FORMS OR ANSWERS TO ANY QUESTIONS, call the Markman MultiFunds at 1-800-707-2771 between the hours of 8:30 AM and 7:00 PM EST. For a CURRENT UPDATE ON OUR VIEWS ON THE MARKET call the Hotline at 1-800-975-5463.

For UPDATED FUND PRICES AS OF THE CLOSE OF THE PREVIOUS DAY AND ACCESS TO YOUR ACCOUNT call 1-800-536-8679.

To order additional prospectuses call 1-800-395-4848.

Visit our MultiFunds web site (for net asset values, current Portfolios, and more) at www.markman.com.

INVESTMENT ADVISER
Markman Capital Management,Inc.
6600 France Avenue South
Minneapolis,Minnesota 55435

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston,Massachusetts 02210

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
720 East Pete Rose Wa
Cincinnati,Ohio 45202

LEGAL COUNSEL
Sullivan &Worcester LLP
1666 K Street
Washington,D.C.20006

Additional information about the Portfolios is included in the Statement of Additional Information ("SAI "), which is incorporated by reference in its entirety. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Portfolios' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Portfolios, or to make inquiries about the Portfolios, please call 1-800-707-2771.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No.811-8820

       Markman                   FIRST CLASS
      MULTIFUNDS
-----------------------
FOR INVESTORS TOO SMART
 TO DO IT THEMSELVESR

6600 France Avenue South
Minneapolis, Minnesota 55435

                                                                     May 1, 2002


                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated May 1, 2002, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.

INVESTMENT ADVISER                           SHAREHOLDER SERVICES
Markman Capital Management, Inc.             c/o Markman MultiFund Trust
6600 France Avenue South, Suite 565          P.O. Box 5354
Minneapolis, MN  55435                       Cincinnati, OH  45201-5354
Toll-free:  1-800-395-4848                   Toll-free:  1-800-707-2771
Telephone:  (952) 920-4848

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


DESCRIPTION OF THE TRUST.......................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT RESTRICTIONS.......................................................16

QUALITY RATINGS OF DEBT SECURITIES............................................18

TRUSTEES AND OFFICERS.........................................................22

PRINCIPAL SECURITY HOLDERS....................................................25

INVESTMENT MANAGER............................................................26

TRANSFER AGENT AND ADMINISTRATOR..............................................27

CALCULATION OF SHARE PRICE....................................................28

TAXES.........................................................................28

PURCHASE AND REDEMPTION OF SHARES.............................................29

SPECIAL REDEMPTIONS...........................................................30

CUSTODIAN.....................................................................30

AUDITORS AND LEGAL COUNSEL....................................................30

PORTFOLIO TRANSACTIONS........................................................30

PERFORMANCE INFORMATION.......................................................31

     A.   Total Return........................................................31
     B.   Nonstandardized Total Return........................................32
     C.   Other Information Concerning Fund Performance.......................32

ANNUAL REPORT.................................................................37

                            DESCRIPTION OF THE TRUST
                            ------------------------


Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940 (the "1940 Act"). The Trust was established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers four Portfolios. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable. Each share in a particular Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.) Shareholders in one of the Portfolios have no interest in, or rights upon liquidation of, any of the other Portfolios.

Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

     The Trust currently offers four separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date hereof, the Trust's series are:

     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO (formerly Markman Aggressive Growth
Fund) seeks capital appreciation without regard to current income.

     MARKMAN MODERATE  ALLOCATION  PORTFOLIO  (formerly  Markman Moderate Growth
Fund) seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO (formerly Markman Conservative Growth Fund) seeks to provide current income and low to moderate growth of capital.

     MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.


     The Portfolios intend to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC"). With respect to investments in other mutual funds, the SEC has granted the Trust an exemption from the limitations of the 1940 Act restricting the amount of securities of underlying mutual funds that the Portfolios may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its underlying funds. The conditions apply only when a Portfolio and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


     At times, a Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds.

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital nor you have access to the underlying funds and the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

An underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets. However, since each Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund. In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.   Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.   Make short sales of securities.

     5.   Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.   Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9.   Issue   senior   securities,   except  as   appropriate   to  evidence
          indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each
          Portfolio will itself concentrate its investments in investment companies.

     As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3.   Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Portfolios may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balanced, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes acceptable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

                              TRUSTEES AND OFFICERS
                              ---------------------


     The name, address, age, position with the Trust, term of office and length of time served, principal occupation(s) for the last 5 years of each Trustee and other directorships held outside of the Fund complex are set forth below. The Board of Trustees is responsible for managing the business affairs of the Trust.

INTERESTED TRUSTEES AND OFFICERS:

                                                                                                                    OTHER
                                                                                              NUMBER OF             DIRECTORSHIPS
                             POSITION(S)                                                      PORTFOLIOS IN FUND    HELD BY DIRECTOR
NAME/ADDRESS                 WITH FUND/               PRINCIPAL OCCUPATION                    COMPLEX OVERSEEN      OUTSIDE THE
AGE                          TIME SERVED1             DURING LAST 5 YEARS                     BY DIRECTOR           FUND COMPLEX
Judith E. Fansler2           Secretary and Trustee    Chief Operating Officer                      4                N/A
6600 France Avenue South     Since Inception          Markman Capital Management, Inc.
Suite 565
Edina, MN 55435
Age 51

Richard W. London2           Treasurer and Trustee    Chief Financial Officer                      4                N/A
6600 France Avenue South     Since Inception          Markman Capital Management, Inc.
Suite 565                                             Formerly, Vice President and
Edina, MN 55435                                       Treasurer, Markman Securities, Inc.
Age 58

Emilee Markman3              Trustee                  Executive Director, Markman                  4                N/A
6600 France Avenue South     Since Inception          Capital Foundation.
Suite 565
Edina, MN 55435
Age 48

Robert J. Markman2           Chairman of the Board    President, Treasurer and Secretary           4                N/A
6600 France Avenue South     and President            of Markman Capital Management, Inc.
Suite 565                    Since Inception
Edina, MN 55435
Age 50

DISINTERESTED TRUSTEES:

Richard E. Dana              Trustee                  President, Jet Construction and              4                N/A
748 Goodrich Avenue          Since Inception          Remodeling, Inc. (a residential
Saint Paul, MN 55105                                  construction company); Managing
Age 55                                                Partner, Jet Diversified LLC (a
                                                      property investment firm).

Peter Dross                  Trustee                  Director of Development, The Center          4                N/A
717 East River Road          Since Inception          for Victims of Torture.
Minneapolis, MN 55455
Age 44

Susan Gale                   Trustee                  Real Estate Advisor, Edina Realty.           4                N/A
6600 France Avenue South     Since Inception
Suite 565
Edina, MN 55435
Age 49

                                       22

Susan M. Lindgren            Trustee                  Contract Trainer, Life Design                4                Director, The
7401 Metro Boulevard #460    Since Inception          Education (a non-profit adult                                 Pelican Project.
Minneapolis, MN 55439                                 education/training company);
Age  37                                               Manager, I.T. Works! (a recruiting
                                                      and training company); President,
                                                      Sue Lindgren & Associates (a
                                                      consulting firm).

Melinda S. Machones          Trustee                  Self-employed management and                 4                N/A
6600 France Avenue South     Since Inception          technology consultant. Formerly,
Suite 565                                             Director of Information
Edina, MN 55435                                       Technologies, The College of St.
Age 47                                                Scholastic.

Michael J. Monahan           Trustee                  President, Ecolabs Foundation (a             4                N/A
6600 France Avenue South     Since Inception          provider of institutional cleaning
Suite 565                                             and sanitation products and
Edina, MN 55435                                       services).
Age 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship to Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust, and accordingly, as investment advisor to each of the Trustees.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

Mr. Dross, Ms. Gale and Mr. Monahan are members of the Trust's Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were two Audit Committee meetings in the fiscal year ended December 31, 2001.

TRUSTEES' OWNERSHIP IN FUNDS:

                         Dollar Range of Equity     Dollar Range of Equity Dollar
                         ----------------------     -----------------------------
                          Securities in Markman     Range of Equity Securities in
                          ---------------------     -----------------------------
                             MultiFund Trust                 Each Fund                                 Fund
                             ---------------                 ---------                                 ----
Richard Edwin Dana         $10,001 -  $50,000            $10,001 -  $50,000              Aggressive Allocation Portfolio
Peter Dross                $10,001 -  $50,000               $1 - $10,000                 Aggressive Allocation Portfolio
                                                            $1 - $10,000                 Moderate Allocation Portfolio
                                                            $1 - $10,000                 Conservative Allocation Portfolio
Judith E. Fansler          $10,001 -  $50,000            $10,001 -  $50,000              Aggressive Allocation Portfolio
Susan Gale                       None                          None
Susan M. Lindgren                None                          None
Richard W. London          $10,001 -  $50,000            $10,001 -  $50,000              Aggressive Allocation Portfolio
Melinda S. Machones          Over $100,000                 Over $100,000                 Aggressive Allocation Portfolio
Emilee Markman             $50,001 - $100,000            $50,001 - $100,000              Aggressive Allocation Portfolio
Robert J. Markman          $50,001 - $100,000            $50,001 - $100,000              Aggressive Allocation Portfolio
Michael J. Monahan            $1 - $10,000                  $1 - $10,000                 Aggressive Allocation Portfolio

TRUSTEES' COMPENSATION:

Name                                              Total Compensation from Trust*
----                                              -----------------------------

Richard Edwin Dana                                           $6,000
Peter Dross                                                   6,500
Judith E. Fansler                                                 0
Susan Gale                                                    6,500
Susan M. Lindgren                                             6,000
Richard W. London                                                 0
Melinda S. Machones                                           6,000
Emilee Markman                                                6,000
Robert J. Markman                                                 0
Michael J. Monahan                                            6,500

*Amounts shown include payments made to the Trustees in the fiscal year ended December 31, 2001. The Trust does not pay any retirement benefits to the Trustees for their service.


The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


FACTORS  CONSIDERED  BY THE  INDEPENDENT  TRUSTEES IN APPROVING  THE  INVESTMENT
MANAGEMENT AGREEMENT. The 1940 Act requires that the Trust's investment management agreement be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Board of Trustees and Independent Trustees unanimously approved the Trust's existing investment management agreement for an additional term of one year at a Board meeting held November 7, 2001. In approving the agreement, the Independent Trustees met independently from the Interested Trustees of the Trust and any officers of the Adviser. Although the Independent Trustees decided not to retain their own counsel separate from that of the Trust, such counsel was available to answer questions of the Independent Trustees regarding their responsibilities in evaluating the investment management agreement. In addition, counsel provided the Independent Trustees with a memorandum discussing their duties and responsibilities in connection with the contractual arrangements involving the Trust.

In evaluating the investment management agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its personnel, operations and financial condition. The Independent
Trustees discussed with representatives of the Adviser the Trust's operations and the Adviser's ability to provide advisory and other services to the Portfolios. The Independent Trustees reviewed, among other things:

     o a description of the investment advisory and other services provided to the Trust by the Adviser;
     o a list of personnel furnishing services to the Trust and a general description of their duties and qualifications;
     o    an analysis of the Portfolios' performance over various periods;
     o standardized industry performance data with respect to comparable investment companies and appropriate indices;
     o    a recent balance sheet of the Adviser;
     o an analysis of the Adviser's profitability from revenues generated through the investment management agreement;
     o a description of the nature and amount of indirect benefits received by the Adviser which are attributable to its management of the Portfolios; and
     o comparative analyses of advisory fees and expense ratios of the Portfolios versus such fees and expenses of comparable investment companies.

The Independent Trustees considered the following as relevant to their determinations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Portfolios are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of the Portfolios since commencement of operations to comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

After consideration of the above information and such other factors and information that it considered relevant, the Board of Trustees concluded that the terms of the investment management agreement were fair and reasonable and that approval of the investment management agreement was in the best interests of the Trust and its shareholders. Accordingly, the Board of Trustees and the Independent Trustees unanimously approved the investment management agreement.


                           PRINCIPAL SECURITY HOLDERS
                           --------------------------


As of April 2, 2002, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 12.99% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 14.96% of the outstanding shares of the Markman Moderate Allocation Portfolio and 9.69% of the outstanding shares of the Markman Conservative Allocation Portfolio. As of such date, Landscape Structures Inc. Profit Sharing Plan, 601 7th Street South, Delano, Minnesota 55369, owned of record 8.44% of the outstanding shares of the Markman

Aggressive Allocation Portfolio. As of such date, National Financial Service Corp., One World Financial Center, New York, New York 10281, owned of record 7.60% of the outstanding shares of the Markman Aggressive Allocation Portfolio and 6.45% of the outstanding shares of the Markman Moderate Allocation Portfolio. As of such date, Lyle V. Nash, 8108 34th Avenue North, Crystal, Minnesota 55427, owned of record 13.55% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Lynn Campell, 1643 Grand Avenue, Astoria, Oregon 97103, owned of record 7.37% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Virginia M. MacPhail, 8168 Parkview Lane, Bloomington, Minnesota 55438, owned of record 10.34% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Charles D. Youel, 4749 122nd Street North, White Bear Lake, Minnesota 55110, owned of record 16.74% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, John E. Rielly, 2021 Kenilworth Avenue, Wilmette, Illinois 60091, owned of record 33.24% of the outstanding shares of the Markman Income Allocation Portfolio and may, therefore, be deemed to control the Portfolio.

As of April 2, 2002, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.


                               INVESTMENT MANAGER
                               ------------------

Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.


Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 2001, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio, the Markman Conservative Allocation Portfolio and the Markman Income Allocation Portfolio paid advisory fees of $716,550, $400,071, $170,881 and $12,243, respectively. For the fiscal year ended December 31, 2000, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio, the Markman Conservative Allocation Portfolio and the Markman Income Allocation Portfolio paid advisory fees of $1,347,726, $812,424, $287,091 and $3,416, respectively. For the fiscal year ended December 31, 1999, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio, the Markman Conservative Allocation Portfolio and the Markman Income Allocation Portfolio paid advisory fees of $972,333, $811,956, $292,256 and $1,857, respectively.

Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.


By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------


The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital. Pursuant to such Agreement, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. For these services, Integrated receives from Markman Capital, out of the investment advisory fee paid to Markman Capital by each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of 0.04% of aggregate average daily net assets of the Portfolios up to $200 million, 0.03% of such assets between $200 million and $500 million, and 0.02% of such assets in excess of $500 million. For the fiscal years ended December 31, 2001, 2000 and 1999, Markman Capital paid fees of $291,286, $333,580 and
$316,825, respectively, to Integrated. Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------


The share price (net asset value or "NAV") of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Portfolio's securities that its NAV might be materially affected. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.


                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Portfolios. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Portfolio has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


A Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of December 31, 2001, the Markman Income

Allocation Portfolio had a capital loss carryforward for federal income tax purposes of $150,446 which was made up of $6,966 which expires December 31, 2007, $35,516 which expires December 31, 2008 and $107,964 which expires on December 31, 2009. The Markman Aggressive Allocation Portfolio had a capital loss carryforward for federal income tax purposes of $25,416,214 which was made up of $1,831,752 which expires December 31, 2008 and $23,584,462 which expires December 31, 2009. The Markman Conservative and Moderate Allocation portfolios had capital loss carryforwards of $3,157,832 and $11,492,567, respectively, which expire on December 31, 2009.


A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax.


The Trust is required to withhold and remit to the U.S. Treasury a portion (30% for calendar years 2002 and 2003) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.


                        PURCHASE AND REDEMPTION OF SHARES
                        ---------------------------------

Detailed information on the purchase and the redemption of shares is included in the Prospectus. The Portfolios consider a purchase or sales order as received when an authorized broker, or its authorized designee, receives the order in proper form. These orders will be priced based on the Portfolio's net asset value next computed after such order is received in proper form.


The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

                               SPECIAL REDEMPTIONS
                               -------------------


If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the SEC. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


                                    CUSTODIAN
                                    ---------

Pursuant to a Custodian Agreement between the Trust, State Street Bank and Trust Company ("State Street") and Markman Capital, State Street provides custodial services to the Trust and each of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------


The firm of Arthur Andersen LLP has been selected as independent public accountant for the Trust for the fiscal year ending December 31, 2002. Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Portfolios as to certain accounting matters.

Sullivan & Worcester LLP, Washington, D.C., is legal counsel to the Trust and the Independent Trustees.


                             PORTFOLIO TRANSACTIONS
                             ----------------------

Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

A.   TOTAL RETURN

From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P(1+T)^n = ERV
Where:
  P = hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.


Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's NAV per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

The average annual total returns of the Portfolios for the one and five-year periods ended December 31, 2001 and for the period since inception are as follows:

                                           One Year   Five Year  Since Inception
                                           --------   ---------  ---------------

     Aggressive Allocation Portfolio        -34.28%      1.44%        6.77%
     (Inception: January 26, 1995)

     Moderate Allocation Portfolio          -23.54%      1.77%        6.13%
     (Inception: January 26, 1995)

     Conservative Allocation Portfolio      -12.47%      2.88%        6.45%
     (Inception: January 26, 1995)

     Income Allocation Portfolio             -1.91%       N/A        -0.85%
     (Inception: May 1, 1999)


B.   NONSTANDARDIZED TOTAL RETURN

In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


The total returns for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, for the period from the initial public offering of shares January 26, 1995 through December 31, 2001 were 57.45%, 51.06% and 54.23%, respectively. The total return for the Markman Income Allocation Portfolio for the period from the public offering of shares May 1, 1999 through December 31, 2001 was -2.26%.


C.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies
(DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio.
Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.


Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods. The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For COMMON STOCKS the S&P is used. For SMALL CAPITALIZATION STOCKS, return is based on the return achieved by Dimensional Fund Advisors
(DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.


LONG-TERM CORPORATE BOND returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on INTERMEDIATE-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on LONG-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. TREASURY BILLS are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. INFLATION rates are based on the CPI.

Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the

J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.


The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten-year period.


Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.

                                  ANNUAL REPORT
                                  -------------


The Portfolios' financial statements as of December 31, 2001 appear in the Trust's annual report, which is attached to this Statement of Additional Information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    MARKMAN
                                   MULTIFUNDS

                                        ANNUAL
                                        REPORT

                                        DECEMBER 31, 2001

                                        INCOME ALLOCATION PORTFOLIO

                                        CONSERVATIVE ALLOCATION PORTFOLIO

                                        MODERATE ALLOCATION PORTFOLIO

                                        AGGRESSIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
                            2001: SHOCKS AND LESSONS
================================================================================

A year ago, as 2001 began, we were optimistic about the prospects for the market. We felt our reasons were sound and well thought out. Among the factors we were considering was stock prices had already come down substantially, particularly in the highflying tech sector. During 2000 the Nasdaq posted the first 30%+ decline in over 25 years, plummeting almost 50% from its March peak. While we recognized that price declines alone don't signal good value, based on what corporate leaders felt the prospects for earnings were over the year, we felt comfortable that value had been created. In addition, investor sentiment had turned markedly bearish (an extremely accurate contrarian indicator that regularly is seen at market bottoms.) And--most importantly--the Federal Reserve had begun easing interest rates, providing what has historically been an excellent leading indicator of positive future moves in the market.

A strong  showing in January seemed to confirm our opinion that the markets were
looking  beyond  the  economy's   current  weakness  ("across  the  valley,"  in
market-speak) to a second half recovery.

We were wrong. The economy, as we now know, was not stabilizing. It was, in reality, just beginning to weaken even more, turning a mere slowdown into a full-blown recession. In a remarkable turnaround, unexpected except by the gloomiest observers, the economy managed in the span of less than a year to go from an 8% growth rate to actual decline.

Our optimism at the beginning of the year led us to be aggressively positioned in both stock and bond funds. The reasoning was that when the recovery came (as we expected in the second half of 2001) the markets would move off the bottom too fast and too suddenly to attempt to react short term from a more cautious stance. Those sectors that would likely move first and fastest were the same sectors that seemed to present the greatest risk. We were correct in that assessment (as was later born out by the bounce off the September low), but were off base about how much more the market had to decline before we saw the final washout.

Thus, after the brief January pop, the market--particularly the Nasdaq-- began a steep slide, culminating in a "selling climax" during the first week of April. Due to our aggressive positioning, we were hit hard. In our Semi- Annual Report of June 30, we shared with you our belief that this April bottom was actually the end of the bear market and that the recovery off that low was the initial stages of a new bull market. We took action at that time to further reposition the portfolio to potentially benefit from what we felt would unfold.

As we noted at the time, "...the odds favor out performance by small caps over the next year or so, particularly in the tech arena. Accordingly, you will notice that we have significantly increased our weightings in small and mid-cap growth funds."

--------------------------------------------------------------------------------
A strong showing in January seemed to confirm our opinion that the markets were looking beyond the economy's current weakness ("across the valley," in market-speak) to a second half recovery.

We were wrong.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    1

================================================================================

We were right as to the ultimate dynamic, but early as to the time frame. The market, after a spring rebound, once again swooned over the summer and in classic fashion retested the April lows again in September. Not what we would have preferred while aggressively positioned, but sometimes a retesting of the lows is healthy and necessary to confirm a real bottom.

Then came 9/11. What we hoped would be a September turnaround turned into an emotional rout. When the markets opened up again, we saw two weeks of unrelenting panic selling. This was truly scary, even for optimists like us.

But the fundamental reasons for our pre-9/11 bullishness: accommodating Fed, reduced energy prices, valuations very much in line with long term prospects, etc. remained intact. Yes, "The world had changed." But in our estimation it had changed for the worse mostly for the bad guys. They had committed the same mistake Japan made at Pearl Harbor: they had "awakened the sleeping giant." We were confident that when mobilized, the forces of righteousness would not only triumph, but also prosper.

So rather than sell in panic as so many institutions did, we stood our ground and, when possible, added to our long-term positions. By the end of September, as fear and gloom enveloped the markets, we found ourselves in our most aggressive posture ever.

Finally, we were not wrong, we were not early...we were right and we were on time.

The panic low after 9/11 became what many objective observers agree was the capitulation end of the bear market and the beginning of the new bull market. We maintained all along in discussions with shareholders that when the clouds were finally parted, letting the market resume its upward path, the leaders would be growth funds, specifically tech funds, with an emphasis on small emerging technology companies. The high yield bond market would take the lead on the fixed income side. This turned out to be exactly what happened in the post 9/11 recovery. The fact that we stuck to our guns enabled us, in the last quarter of 2001, to post our best quarterly returns ever.

So I suppose it's the old "good news/bad news" story. The bad news is that we were wrong a year ago in our estimate of where the economy was headed and early in our recovery call. Those two errors led to short-term declines far in excess of what any of you might have anticipated. We are sorry for the distress that this had to create.

The good news is that we seem to be positioned in the "sweet spot" and have gotten a good head start in this new bull market. But while we are (once again!) optimistic about the coming year, we find ourselves tempering that optimism with some skepticism. (Not too much skepticism of course--these are after all the Markman Multifunds. Just enough to give us a reminder of what we don't want to repeat.)

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Aggressive
Allocation Portfolio*                        $15,745

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Markman Moderate
Allocation Portfolio*                        $15,106

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 2001
                                          ------------
S&P 500                                      $27,374

Lehman Intermediate
Government Bond Index                        $16,363

Markman Conservative
Allocation Portfolio*                        $15,422

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 2001
                                          ------------
Lipper General Bond
Fund Index                                   $11,327

Markman Income
Allocation Portfolio*                        $ 9,774

Past performance is not predictive of future performance.

---------------------------------------------------------

* The performance of the above funds does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

--------------------------------------------------------------------------------
2                                   Markman

================================================================================
                          OUTLOOK AND STRATEGY FOR 2002
--------------------------------------------------------------------------------

THE BROAD PICTURE

There are a number of macro signs that point to the likelihood of an economic rebound in 2002. The Federal Reserve's easing policy has brought rates down to historic lows, helping to create a "reliquefied" environment that should support growth.

Energy prices continue to moderate. Costs in this area are down some 40% from year ago levels. The net effect of this is tens of billions of dollars saved by consumers and industry. The more productive use of those savings (investment and consumption) can help support growth and is a complete reversal of what the economy faced a year ago.

Easy monetary policy by the Fed is now accompanied by easier fiscal policy in Washington. A year ago, the discussion in D.C. centered on how to shrink government, with Democrats and Republicans differing more in the details than the substance. The post 9/11 environment, however, finds us engaged in a discussion of how to allocate the increased government spending they all have agreed is necessary and inevitable. While that increased spending may have negative longer-term consequences, there is little doubt that in the short term, it is a stimulative event.

CONFIRMATIONS

The beneficial nature of these events/trends is reflected in a couple of very basic but reliable confirmatory signs: The yield curve has turned steeply positive, with long rates well above the short end. A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.

When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.

--------------------------------------------------------------------------------
A year ago we were staring at a flat to inverted curve. When the yield curve steepens as it has, it has almost always pointed to a significant increase in future economic activity.
--------------------------------------------------------------------------------

The market's opinion as to future economic activity is further displayed by the action in transportation stocks. This wide range of companies, from consumer travel companies like United Airlines, to heavy goods shippers such as Burlington Northern, to package delivery companies like Federal Express are obviously sensitive to the level of activity in the economy. They often sound an "early warning" signal on the economy. In this light it is interesting to note that the transportation averages have gained more than the broad market in this past quarter's rebound. Are they telling us that 2002 will be a year of expansion?

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/21/01

               --------------------------------------------------


                                [GRAPHIC OMITTED]
               --------------------------------------------------
                            YIELD OF GOVERNMENT BONDS
                                 AS OF 12/01/00

               --------------------------------------------------


When long-term rates are higher than short-term rates, the bond market is telling us that although current demand for loans is low, it expects demand to pick up in the future, driving up rates. Therefore, bondholders are demanding a higher rate of return to hold a bond for a longer period. When short-term rates are higher than long-term rates, the bond market is telling us it expects demand for loans to decrease in the future, due to a reduction of economic activity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                    3

================================================================================

Some broad trends and indicators seem to be flashing green. But are we seeing any confirmation in the daily data on the economy? Here too, we have reason for optimism. As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts. Some examples:

December 28:

     o Durable goods orders (excluding defense aircraft) rose for the second straight month, the first back-to-back gain in two years (a surprise).

     o    Report that new home sales surged 6.4% in November (a surprise).

     o Consumer confidence jumped to 93.7, up from 84.9 in November. Another surprise, as economists were expecting a number of only 82.7.

     o Expectations index rose sharply to 91.5, from 77.3 in November (yet another surprise!).

January 2:

     o Purchasing Managers index rose to 48.2 in December from 44.5 in November. This is the highest level since October 2000. Expectations were for a rise to 45.6 (a surprise).

January 4:

     o Labor Department reported that the economy lost 124,000 jobs, less than the 139,000 expected and a huge decline from the 371,000 lost in November. Indications point to the worst in layoffs being behind us. (This too was a surprise to economists.)

The corporate world news that makes the consumer headlines: layoffs, cutbacks, plant closings and the like also have positive implications for the road ahead. As is common during a recession, and perhaps even more so in this one, companies tend to take a machete to their cost structure, cutting left and right to get as lean as possible. Subsequently, even small increases in revenue growth can create significant increases in operating margins. As the economy rebounds, an earnings explosion is more likely than not.

We want to keep this in mind when market gurus speak of PE's still being too high in the market. Just as econo-

--------------------------------------------------------------------------------
As we concluded 2001 and began the New Year, the mosaic of stats seemed to be constructing a picture of stabilization and recovery to the surprise of pundits and analysts.
--------------------------------------------------------------------------------

mists are being surprised on the upside by the daily economic data, analysts, too, are likely to be surprised by the vigor of the earnings recovery. There's no magic here. It's simply a manifestation of the natural tendency to overshoot at market turning points. The same folks who overshot on the optimistic side two years ago are overshooting on the pessimistic side today.

THE WHAT IF'S?

So what could go wrong from here?

There still remains the great unknown X Factor of terrorism. Will we see another major terrorist act soon? Will it be of a nature that could derail any nascent economic recover? No one knows, yet it must be factored in to our expectations.

On a more practical level, the single greatest unknown for 2002, and the biggest risk to the market, is the nature and level of corporate spending over the next year. Thus far, the consumer has been carrying the ball during the slowdown. Corporate spending has been dead for the past 24 months. In some sectors of the economy, particularly certain areas of technology like telecommunications, nothing good will happen until corporate spending picks up.

When that will happen is anyone's guess. It is inevitable that at some point, the unquantifiable combination of company need, corporate executive confidence, and fear of being left behind in a recovery will begin to trump the fear of loss. That is when we will start to hear the reports of corporate spenders starting to open up their wallets once again. When that begins, businessmen being the lemmings that they are, we will likely see the floodgates of spending open with a roar.

At this point, there is no evidence of that trend. The market, having anticipated better times ahead, moved up strongly in the fourth quarter. So one could make the case--correctly in our estimation--that the market has moved a little ahead of what the economic reality would support. This is likely to create a choppy, muddled market picture for the near term as we all wait to see what evidence of real recovery is presented.

We continue to position the portfolio in those areas that we feel have the best prospects for absolute return in 2002. That includes some additions in areas like financial services, retail, transportation, and leisure. With those moves we believe we have broadened our market exposure without substantially reducing our ability to keep pace with the rebound we see in store for 2002.

--------------------------------------------------------------------------------
4                                   Markman

================================================================================
                         AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

The performance of this Portfolio in 2001 can best be understood by dividing the year into five parts. In the month of January the Portfolio went up in value by 17%. At that point we thought we would have a pretty good year, as often January sets the tone for the entire year. It was not to be. Instead, the Portfolio dropped 47% in the next ten weeks. That appeared to be a bottom: the Portfolio increased 52% in the next six weeks. Once again we felt we were out of the woods. Instead, we experienced a drop from May 21 to September 21 of 49%, a point when many investors, feeling the impact of the terrorist attacks and their apparent loss of wealth, were severely distressed. However, instead of more doom and gloom, the markets and the Portfolio turned upward, and by year-end had risen 49%. When all was said and done the Portfolio decreased about 34% for the year.

     Whew! Perhaps it is an understatement to say this Portfolio is subject to "relatively high volatility."

     We are now at a point where we believe the long bear market is over and a new bull market has begun. As with previous bull markets, we believe this one will be led by technology. We currently have emphasized smaller-cap technology funds (Van Wagoner Post-Venture, Firsthand Technology Innovators, and Black Oak Emerging Technology) compared to larger-cap technology and growth (Needham Growth, Profunds Ultra OTC, Red Oak Technology Select, White Oak Growth Stock), because we believe the greatest gains will be made in the smaller names. That said, we are significantly over weighted in both large and small technology as compared to the market as a whole. We are also digging deep to uncover other parts of the economy that we believe will outperform the broad indices.

     We continue to believe the coming years will see accelerating breakthroughs in medical technology. We have added T. Rowe Price Health Sciences, ProFunds Biotechnology, and ProFunds Pharmaceuticals to complement the Dresdner RCM Biotechnology Fund, reinforcing our commitment to the health care area.

     Consistent with our analysis that the economy will turn around this year, we have added funds in the retail (Rydex Retailing) and transportation (Rydex Transportation) sectors, areas which typically improve ahead of the overall economy. We also took a position in the financial industry via ProFunds Financial, expecting an improving economy to be good for several components of this sector.

     We continued to minimize distributions as much as possible by taking tax losses wherever we found them and by avoiding distributions from underlying funds.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                               Markman Aggressive           Funds of Funds1
                             Allocation Portfolio**           Equity Index
                             ---------------------------------------------------
                   One Year         -34.3%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized         -10.6%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.4%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.8%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Moringstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       828,192     $    8,315,053        12.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund *                                280,499          7,786,670        11.9%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                467,560          7,667,992        11.7%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                209,181          7,382,030        11.2%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           264,216          7,239,520        11.0%
--------------------------------------------------------------------------------------------
Red Oak Technology Select Fund*                      455,552          4,368,745         6.6%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                          109,878          4,223,734         6.4%
--------------------------------------------------------------------------------------------
T. Rowe Price Health Sciences Fund*                  173,185          3,477,563         5.3%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   829,340          3,275,896         5.0%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                            274,920          2,991,134         4.6%
--------------------------------------------------------------------------------------------
Rydex Transportation Fund-INV*                       467,791          2,984,511         4.6%
--------------------------------------------------------------------------------------------
ProFunds Biotechnology-INV*                           38,105          2,021,852         3.1%
--------------------------------------------------------------------------------------------
ProFunds Financial-INV*                               71,664          1,512,115         2.3%
--------------------------------------------------------------------------------------------
ProFund Pharmaceuticals-INV*                          58,887            974,000         1.5%
--------------------------------------------------------------------------------------------
Miscellaneous - Money Market Fund                                     1,003,065         1.5%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $58,629,622)                                 65,223,880        99.4%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       435,677         0.6%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   65,659,557       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

================================================================================
                          MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  To  blend  our   Conservative   and   Aggressive   approaches  in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

     We have always attempted to keep the Moderate Allocation Portfolio midway between the Aggressive Allocation Portfolio and the Conservative Allocation Portfolio by utilizing the best ideas of each, trying to get better returns than the Conservative Portfolio and lower volatility than the Aggressive Portfolio. As a result the Moderate Portfolio dropped about 24% for the year.

     The equity portion of the Moderate Portfolio is similar to the Aggressive Portfolio. One newcomer not also in the Aggressive Portfolio is the Undiscovered Managers REIT Fund. This fund, as its name suggests, buys real estate investment trusts. We believe real estate will be a good place to invest as the economy rebounds, and we get a dividend on the fund while we are waiting for capital appreciation.

     Our bond component is made up entirely of high-yield bond funds; consistent with our belief that economic recovery is on the way. We believe that corporate bond defaults peaked last year and these bond funds will increase in value as fear of economic disaster abates. Recent large corporate bankruptcies have hurt high-yield funds as many investors suspect more credit and accounting problems, but in our opinion this makes these type of investments even more attractive at this point in the cycle. The Portfolio contains four different high-yield bond funds, providing a variety of investment strategies and levels of risk.

PORTFOLIO COMPARISON -- December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Moderate            Funds of Funds1
                              Allocation Portfolio**          Equity Index
                              --------------------------------------------------
                   One Year         -23.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -8.2%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           1.8%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.1%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity index is prepared by Markaman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns within these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreign markets, and funds that primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio-- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund-INV                      506,821     $    4,024,159        10.7%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                 144,606          4,014,265        10.7%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       582,300          3,947,996        10.5%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       333,327          3,346,613         8.9%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                355,767          3,329,983         8.9%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           85,430          3,283,958         8.7%
--------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund - Class N*           119,661          3,278,719         8.7%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                151,975          2,492,401         6.6%
--------------------------------------------------------------------------------------------
Profunds UltraOTC-INV                                 69,771          2,462,235         6.6%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund-INV                  142,551          2,018,532         5.4%
--------------------------------------------------------------------------------------------
Rydex Retailing Fund-INV*                             92,936          1,011,152         2.7%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         2.7%
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund                   237,529            938,242         2.5%
--------------------------------------------------------------------------------------------
Rydex Biotechnology Fund-INV*                         37,807            936,862         2.5%
--------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund*                        37,953            906,706         2.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $37,958,185)                                 36,987,656        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       558,424         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   37,546,080       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6                                   Markman

================================================================================
                        CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To capture returns close to those of a typical portfolio -- cautiously balanced among stocks, bonds, and money market funds -- while keeping short-term volatility closer to that of an intermediate bond portfolio.

The Conservative Allocation Portfolio was down about 13% for the year, which, considering the significant drop in technology stocks, and the poor performance of the high-yield sector, was not as bad as it could have been.

     As we prepare for the economic conditions which we believe will prevail in 2002, the Portfolio is well-positioned to benefit, with 50% in high-yield bond funds, another 16% in specialized funds that generate dividends, and the remainder allocated among our favorite equity funds.

     We added the Merger Fund to the Conservative Portfolio. This fund is not in either the Aggressive or Moderate Portfolios. Although it is officially considered a stock fund, it acts more like a bond fund. Their strategy is to buy the stocks of companies that are being acquired by others after the acquisitions are announced. Merger employs its own team of analysts to determine whether or not they believe the acquisition will be completed. Their intent is to get that last few cents that is on the table from the time a deal is announced until it is formally completed. Over time, this has worked out to be a very steady return which we feel is entirely appropriate for the Conservative Portfolio.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Conservative          Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year         -12.5%                       -7.2%
--------------------------------------------------------------------------------
         3 years annualized          -3.1%                        1.9%
--------------------------------------------------------------------------------
         5 years annualized           2.9%                        6.8%
--------------------------------------------------------------------------------
Annualized since inception*           6.5%                       10.0%
--------------------------------------------------------------------------------
*  from February 1, 1995
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Equity Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. All equity funds of funds reported by Morningstar are included in the Funds of Funds Equity Index with the exception of funds that primarily own individual securities, funds that invest primarily in foreighn markets, and funds taht primarily invest in a single asset category such as small capitalization stock funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio--December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                          349,417     $    2,774,377        16.8%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                       346,791          2,351,245        14.2%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                230,438          2,156,907        13.0%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                  54,308          1,507,597         9.1%
--------------------------------------------------------------------------------------------
The Merger Fund                                       90,953          1,343,377         8.1%
--------------------------------------------------------------------------------------------
Rydex Dynamic Velocity 100 Fund*                      41,230          1,321,852         8.0%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                       129,619          1,301,377         7.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                106,278            995,833         6.0%
--------------------------------------------------------------------------------------------
White Oak Growth Stock Fund                           21,703            834,284         5.0%
--------------------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares                 30,004            802,328         4.8%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                       35,637            504,633         3.0%
--------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                 30,376            498,177         3.0%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $16,994,447)                                 16,391,987        98.9%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                       186,062         1.1%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $   16,578,049       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

================================================================================
                           INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: To provide high current income and low share price fluctuation.

The Income Allocation Portfolio had a slight loss (-1.9%) this year caused by the continued soft economy. Because we believe the economy will begin to recover this year, and we further believe that high-yield bond funds are an excellent way to benefit from economic recovery, we have shifted the bulk of this portfolio to the high-yield bond area. In addition to five high-yield bond funds, each one representing a different approach to investing in this area, we have added the Undiscovered Managers REIT Fund, which is also in the Conservative and Moderate Portfolios, and the Merger Fund, which is also in the Conservative Portfolio.

     The stock portion of the Income Allocation Portfolio is a modest 3.8%, the bulk of which is represented by Needham Growth Fund, which is present in all four Markman MultiFund Portfolios.

PORTFOLIO COMPARISON - December 31, 2001
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Income             Funds of Funds1
                             Allocation Portfolio**          Equity Index
                             ---------------------------------------------------
                   One Year          -1.9%                        2.8%
--------------------------------------------------------------------------------
         3 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
         5 years annualized           n/a                         n/a
--------------------------------------------------------------------------------
Annualized since inception*          -0.9%                        1.0%
--------------------------------------------------------------------------------
*  from May 1, 1999
** The total  returns  shown above do not reflect  the  deduction  ot taxes that shareholder would pay on fund distributions or the redemption of fund shares.
--------------------------------------------------------------------------------

The Funds of Funds Income Index is prepared by Markman Capital, Inc., adviser to the Markman Multifunds. Independent data from Morningstar, Inc.+ is used to calculate the average returns withing these categories. The Funds of Funds Income Index includes all funds of funds reported by Morningstar which have 85% or more of their assets invested in bonds or bond funds.

+(c) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results.

============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Income Allocation Portfolio -- December 31, 2001
--------------------------------------------------------------------------------------------
FUND                                                 SHARES       MARKET VALUE    % OF TOTAL
--------------------------------------------------------------------------------------------
Northeast Investors Trust                             44,923     $      333,779        21.1%
--------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                        47,528            322,242        20.4%
--------------------------------------------------------------------------------------------
Strong High-Yield Bond Fund                           39,158            310,916        19.7%
--------------------------------------------------------------------------------------------
PIMCO High Yield Fund - Institutional                 23,401            219,034        13.9%
--------------------------------------------------------------------------------------------
Janus High-Yield Fund                                 21,255            199,167        12.6%
--------------------------------------------------------------------------------------------
The Merger Fund                                        4,052             59,856         3.8%
--------------------------------------------------------------------------------------------
Needham Growth Fund*                                   1,918             53,258         3.4%
--------------------------------------------------------------------------------------------
Undiscovered Managers REIT Fund                        3,523             49,894         3.2%
--------------------------------------------------------------------------------------------
Van Wagoner Post-Venture Fund*                           639              6,416         0.4%
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $1,621,195)                                   1,554,562        98.5%
--------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        25,110         1.5%
--------------------------------------------------------------------------------------------
NET ASSETS                                                       $    1,579,672       100.0%
                                                                 ===========================

* Non-income producing security.             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8                                   Markman

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF ASSETS AND LIABILITIES o December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
============================================================================================================
ASSETS
Investments in securities:
     At acquisition cost ................    $  1,621,195     $ 16,994,447     $ 37,958,185     $ 58,629,622
                                             ============     ============     ============     ============
     At value ...........................    $  1,554,562     $ 16,391,987     $ 36,987,656     $ 65,223,880
Cash ....................................          27,127          216,509               --               --
Receivable for capital shares sold ......              --           43,268           91,490          151,352
Dividends receivable ....................             362            3,894            5,470            5,617
Receivable for securities sold ..........              --               --          900,000          500,000
Other assets ............................             204               --               --               --
                                             ------------     ------------     ------------     ------------
     TOTAL ASSETS .......................       1,582,255       16,655,658       37,984,616       65,880,849
                                             ------------     ------------     ------------     ------------

============================================================================================================

LIABILITIES
Bank overdraft ..........................              --               --          233,724               --
Payable for capital shares redeemed .....              --           47,913          141,683           80,576
Distributions payable to shareholders ...           1,389           14,924           15,813               --
Other liabilities .......................             130            1,106           16,894           86,824
Payable to affiliates ...................           1,064           13,666           30,422           53,892
                                             ------------     ------------     ------------     ------------
     TOTAL LIABILITIES ..................           2,583           77,609          438,536          221,292
                                             ------------     ------------     ------------     ------------

============================================================================================================

NET ASSETS ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Net assets consist of:
Paid-in capital .........................    $  1,810,894     $ 20,281,859     $ 50,486,622     $ 85,778,712
Undistributed net investment income .....              --           96,294               --               --
Accumulated net realized losses from
     security transactions ..............        (164,589)      (3,197,644)     (11,970,013)     (26,713,413)
Net unrealized appreciation
     (depreciation) on investments ......         (66,633)        (602,460)        (970,529)       6,594,258
                                             ------------     ------------     ------------     ------------
Net assets ..............................    $  1,579,672     $ 16,578,049     $ 37,546,080     $ 65,659,557
                                             ============     ============     ============     ============

Shares of beneficial interest outstanding
     (unlimited number of shares
     authorized, no par value) ..........         190,568        1,766,054        4,320,034        6,195,878
                                             ============     ============     ============     ============

Net asset value, redemption price and
     offering price per share ...........    $       8.29     $       9.39     $       8.69     $      10.60
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

============================================================================================================
STATEMENTS OF OPERATIONS o For the year ended December 31, 2001

                                                  MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                   INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                               ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

INVESTMENT INCOME
     Dividend income ....................    $    142,122     $  1,049,325     $  1,425,876     $     46,895
                                             ------------     ------------     ------------     ------------

EXPENSES
     Investment advisory fees ...........          12,243          170,881          400,071          716,550
     Independent trustees' fees .........             375           14,375           14,375           14,375
                                             ------------     ------------     ------------     ------------
     TOTAL EXPENSES .....................          12,618          185,256          414,446          730,925
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS) ............         129,504          864,069        1,011,430         (684,030)
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized losses from security
     transactions .......................        (122,242)      (3,005,115)     (11,852,918)     (24,868,827)
Capital gain distributions from other
     investment companies ...............           5,712          105,514               --               --
Net change in unrealized appreciation/
     depreciation on investments ........         (62,879)      (1,086,273)      (4,046,545)     (12,610,675)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS .....................        (179,409)      (3,985,874)     (15,899,463)     (37,479,502)
                                             ------------     ------------     ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS   $    (49,905)    $ (3,121,805)    $(14,888,033)    $(38,163,532)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                             MARKMAN INCOME                 MARKMAN CONSERVATIVE
                                                          ALLOCATION PORTFOLIO              ALLOCATION PORTFOLIO

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $    129,504     $     29,887     $    864,069     $    705,276
     Net realized gains (losses) from
          security transactions ..................        (122,242)         (36,535)      (3,005,115)         118,089
     Capital gain distributions from other
          investment companies ...................           5,712            1,355          105,514          321,525
     Net change in unrealized
          appreciation/depreciation on investments         (62,879)         (18,553)      (1,086,273)      (6,577,569)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..         (49,905)         (23,846)      (3,121,805)      (5,432,679)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (129,504)         (29,887)        (864,069)        (524,764)
     Distributions in excess of net
          investment income ......................            (244)              --           (3,701)              --
     Return of capital ...........................         (11,512)             (92)              --               --
     Distributions from net realized gains .......              --               --               --         (495,920)
     Distributions in excess of net
          realized gains .........................          (5,577)              --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (146,837)         (29,979)        (867,770)      (1,020,684)
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       4,586,623        1,134,297        1,994,011        6,825,308
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         141,280           28,828          852,846          997,665
     Payments for shares redeemed ................      (3,490,413)      (2,466,457)      (7,482,830)     (10,764,911)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................       1,237,490       (1,303,332)      (4,635,973)      (2,941,938)
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........       1,040,748       (1,357,157)      (8,625,548)      (9,395,301)

NET ASSETS:
     Beginning of year ...........................         538,924        1,896,081       25,203,597       34,598,898
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $  1,579,672     $    538,924     $ 16,578,049     $ 25,203,597
                                                      ============     ============     ============     ============


                                                            Markman Moderate                  Markman Aggressive
                                                          Allocation Portfolio              Allocation Portfolio

                                                        Year ended       Year ended       Year ended       Year ended
                                                     Dec. 31, 2001    Dec. 31, 2000    Dec. 31, 2001    Dec. 31, 2000

FROM OPERATIONS:
     Net investment income (loss) ................    $  1,011,430     $    557,250     $   (684,030)    $ (1,311,766)
     Net realized gains (losses) from
          security transactions ..................     (11,852,918)       3,180,382      (24,868,827)      (6,596,458)
     Capital gain distributions from other
          investment companies ...................              --        1,328,080               --        5,120,414
     Net change in unrealized
          appreciation/depreciation on investments      (4,046,545)     (28,915,199)     (12,610,675)     (39,667,392)
                                                      ------------     ------------     ------------     ------------
     Net decrease in net assets from operations ..     (14,888,033)     (23,849,487)     (38,163,532)     (42,455,202)
                                                      ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........        (982,935)        (525,842)              --               --
     Distributions in excess of net
          investment income ......................              --               --               --               --
     Return of capital ...........................              --               --               --               --
     Distributions from net realized gains .......              --       (3,545,284)              --               --
     Distributions in excess of net
          realized gains .........................              --               --               --               --
                                                      ------------     ------------     ------------     ------------
Decrease in net assets from distributions
     to shareholders .............................        (982,935)      (4,071,126)              --               --
                                                      ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ...................       9,363,740       13,903,179       15,698,230       38,806,207
     Net asset value of shares issued in
          reinvestment of distributions
          to shareholders ........................         967,122        4,016,402               --               --
     Payments for shares redeemed ................     (21,486,175)     (26,225,375)     (23,545,316)     (21,042,890)
                                                      ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from
     capital share transactions ..................     (11,155,313)      (8,305,794)      (7,847,086)      17,763,317
                                                      ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........     (27,026,281)     (36,226,407)     (46,010,618)     (24,691,885)

NET ASSETS:
     Beginning of year ...........................      64,572,361      100,798,768      111,670,175      136,632,060
                                                      ------------     ------------     ------------     ------------
     End of year .................................    $ 37,546,080     $ 64,572,361     $ 65,659,557     $111,670,175
                                                      ============     ============     ============     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10                                  Markman

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

==============================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

                                                        Year ended            Year ended          Period ended
                                                 December 31, 2001     December 31, 2000  December 31, 1999(A)

Net asset value at beginning of period .......        $       9.08          $      10.02          $      10.00
                                                      ------------          ------------          ------------

Income from investment operations:
     Net investment income ...................                0.51                  0.60                  0.24
     Net realized and unrealized gains
          (losses) on investments ............               (0.70)                (0.94)                 0.08
                                                      ------------          ------------          ------------
Total from investment operations .............               (0.19)                (0.34)                 0.32
                                                      ------------          ------------          ------------

Less distributions:
     Dividends from net investment income ....               (0.51)                (0.60)                (0.24)
     Return of capital .......................               (0.06)                   --                 (0.06)
     Distributions in excess of
          net realized gains .................               (0.03)                   --                    --
                                                      ------------          ------------          ------------
Total distributions ..........................               (0.60)                (0.60)                (0.30)
                                                      ------------          ------------          ------------

Net asset value at end of period .............        $       8.29          $       9.08          $      10.02
                                                      ============          ============          ============

Total return .................................               (1.91%)               (3.51%)                3.27%(B)
                                                      ============          ============          ============

Net assets at end of period (000's) ..........        $      1,580          $        539          $      1,896
                                                      ============          ============          ============

Ratio of expenses to average net assets ......                0.65%                 0.65%                 0.64%(C)

Ratio of net investment income to
     average net assets ......................                6.66%                 5.26%                 6.97%(C)

Portfolio turnover rate ......................                 168%                  130%                   78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.

(B)  Not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.32         $    14.18         $    12.33         $    11.82         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.57               0.33               0.55               0.25               0.33
     Net realized and unrealized gains
          (losses) on investments ........        (1.98)             (2.71)              2.53               1.03               1.31
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (1.41)             (2.38)              3.08               1.28               1.64
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.52)             (0.25)             (0.49)             (0.28)             (0.30)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.02)             (0.15)
     Distributions from net realized gains           --              (0.23)             (0.74)             (0.47)             (0.86)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.52)             (0.48)             (1.23)             (0.77)             (1.31)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     9.39         $    11.32         $    14.18         $    12.33         $    11.82
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (12.47%)           (16.81%)            24.97%             10.83%             14.27%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   16,578         $   25,204         $   34,599         $   30,467         $   36,680
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         4.44%              2.23%              3.89%              1.70%              2.38%

Portfolio turnover rate ..................          147%                95%                78%               165%                48%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                   11

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    11.67         $    16.69         $    13.35         $    11.90         $    11.49
                                             ----------         ----------         ----------         ----------         ----------

Income from investment operations:
     Net investment income ...............         0.24               0.11               0.31               0.12               0.26
     Net realized and unrealized gains
          (losses) on investment .........        (2.98)             (4.35)              4.43               2.06               1.96
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (2.74)             (4.24)              4.74               2.18               2.22
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income         (0.24)             (0.10)             (0.29)             (0.12)             (0.26)
     Distributions in excess of net
          investment income ..............           --                 --                 --              (0.04)             (0.21)
     Distributions from net realized gains           --              (0.68)             (1.11)             (0.57)             (1.34)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................        (0.24)             (0.78)             (1.40)             (0.73)             (1.81)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $     8.69         $    11.67         $    16.69         $    13.35         $    11.90
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (23.54%)           (25.38%)            35.49%             18.32%             19.38%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   37,546         $   64,572         $  100,799         $   83,799         $   86,388
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income to average
     net assets ..........................         2.32%              0.64%              1.98%              0.84%              1.96%

Portfolio turnover rate ..................          162%               142%                68%               117%                82%

See accompanying notes to financial statements.

===================================================================================================================================
MARKMAN MULTIFUND TRUST
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

                                             Year ended         Year ended         Year ended         Year ended         Year ended
                                      December 31, 2001  December 31, 2000  December 31, 1999  December 31, 1998  December 31, 1997

Net asset value at beginning of year .....   $    16.13         $    22.20         $    16.01         $    12.74         $    12.26
                                             ----------         ----------         ----------         ----------         ----------
Income from investment operations:
     Net investment income (loss) ........        (0.11)             (0.19)             (0.13)             (0.09)              0.01
     Net realized and unrealized gains
          (losses) on investments ........        (5.42)             (5.88)              8.12               3.42               2.32
                                             ----------         ----------         ----------         ----------         ----------
Total from investment operations .........        (5.53)             (6.07)              7.99               3.33               2.33
                                             ----------         ----------         ----------         ----------         ----------

Less distributions:
     Dividends from net investment income            --                 --                 --                 --              (0.01)
     Distributions in excess of net
          investment income ..............           --                 --                 --                 --              (0.19)
     Distributions from net realized gains           --                 --              (1.80)             (0.06)             (1.65)
                                             ----------         ----------         ----------         ----------         ----------
Total distributions ......................           --                 --              (1.80)             (0.06)             (1.85)
                                             ----------         ----------         ----------         ----------         ----------

Net asset value at end of year ...........   $    10.60         $    16.13         $    22.20         $    16.01         $    12.74
                                             ==========         ==========         ==========         ==========         ==========

Total return .............................       (34.28%)           (27.34%)            49.88%             26.17%             18.96%
                                             ==========         ==========         ==========         ==========         ==========

Net assets at end of year (000's) ........   $   65,660         $  111,670         $  136,362         $   91,615         $   84,401
                                             ==========         ==========         ==========         ==========         ==========

Ratio of expenses to average net assets ..         0.95%              0.95%              0.95%              0.95%              0.95%

Ratio of net investment income (loss) to
     average net assets ..................        (0.89%)            (0.92%)            (0.76%)            (0.62%)             0.05%

Portfolio turnover rate ..................          177%               106%                56%               101%               141%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest, the deferral of certain losses under Federal income tax regulations and the use of equalization debits and credits for Federal income tax purposes. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

================================================================================

The following information is computed on a tax basis for each item as of December 31, 2001:

                                                              MARKMAN          MARKMAN          MARKMAN          MARKMAN
                                                               INCOME     CONSERVATIVE         MODERATE       AGGRESSIVE
                                                           ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION
                                                            PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO

Cost of portfolio investments .......................    $  1,635,338     $ 17,034,259     $ 38,435,631     $ 59,926,821
                                                         ============     ============     ============     ============
Gross unrealized appreciation .......................    $      8,840     $  1,010,401     $  3,098,192     $  7,967,380

Gross unrealized depreciation .......................         (89,616)      (1,652,673)      (4,546,166)      (2,670,321)
                                                         ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation) ..........    $    (80,776)    $   (642,272)    $ (1,447,975)    $ (5,297,059)
                                                         ============     ============     ============     ============
Capital loss carryforward ...........................    $   (150,446)    $ (3,157,832)    $(11,492,567)    $(25,416,214)
                                                         ============     ============     ============     ============
Undistributed ordinary income .......................    $         --     $     96,294     $         --     $         --
                                                         ============     ============     ============     ============

--------------------------------------------------------------------------------
                                    Markman                                   13

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

All of the capital loss carryforwards expire in 2009 except for the $6,966 expiring in 2007 and $35,516 expiring in 2008 for the Markman Income Allocation Portfolio and $1,831,752 expiring in 2008 for the Markman Aggressive Allocation Portfolio.

The tax character of distributions paid for the years ended December 31, 2001 and 2000 was as follows:

                                         MARKMAN INCOME      MARKMAN CONSERVATIVE           MARKMAN MODERATE      MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO      ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO
                                      2001         2000         2001         2000          2001         2000       2001         2000

From ordinary income .......    $  135,325   $   29,887   $  867,770   $  734,132    $  982,935   $  665,001     $   --       $   --
From long-term capital gains            --           --           --      286,552            --    3,406,125         --           --
From capital ...............        11,512           92           --           --            --           --         --           --
                                ----------   ----------   ----------   ----------    ----------   ----------     ------       ------
                                $  146,837   $   29,979   $  867,770   $1,020,684    $  982,935   $4,071,126     $   --       $   --
                                ==========   ==========   ==========   ==========    ==========   ==========     ======       ======

The $684,030 net investment loss of the Markman Aggressive Allocation Portfolio was reclassified to paid-in capital as of December 31, 2001.
The $11,512 return of capital of the Markman Income Allocation Portfolio was reclassified to paid-in-capital as of December 31, 2001. Such reclassifications have no effect on the net assets or net asset value per share of these Portfolios.

================================================================================

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,233,542 and $2,904,627, respectively, for the Markman Income Allocation Portfolio, $28,257,233 and $32,323,129, respectively, for the Markman Conservative Allocation Portfolio, $70,887,384 and $82,576,784, respectively, for the Markman Moderate Allocation Portfolio, and $136,351,354 and $146,694,244, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. IFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended December 31, 2001, no Funds in the Trust had outstanding borrowings under the line of credit. No compensating balances are required.

================================================================================

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 2001 and December 31, 2000.

                                         MARKMAN INCOME    MARKMAN CONSERVATIVE        MARKMAN MODERATE       MARKMAN AGGRESSIVE
                                   ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO    ALLOCATION PORTFOLIO     ALLOCATION PORTFOLIO
                                        2001       2000        2001        2000        2001        2000        2001         2000

Shares sold ......................   520,997    115,701     202,071     490,388   1,011,743     876,226   1,443,362    1,771,691
Shares issued in reinvestment of
     distributions to shareholders    16,998      3,054      90,825      88,133     111,291     344,165          --           --
Shares redeemed ..................  (406,798)  (248,550)   (752,955)   (791,536)  (2,333,938) (1,729,279) (2,172,694)   (988,000)
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Net increase (decrease) in
     shares outstanding ..........   131,197   (129,795)   (460,059)   (213,015)  (1,210,904)  (508,888)   (729,332)     783,691
Shares outstanding,
     beginning of year ...........    59,371    189,166   2,226,113   2,439,128   5,530,938   6,039,826   6,925,210    6,141,519
                                    --------   --------   ---------   ---------   ---------   ---------   ---------   ----------
Shares outstanding, end of year ..   190,568     59,371   1,766,054   2,226,113   4,320,034   5,530,938   6,195,878    6,925,210
                                    ========   ========   =========   =========   =========   =========   =========   ==========

--------------------------------------------------------------------------------
14                                  Markman

================================================================================
                          NOTES TO FINANCIAL STATEMENTS
================================================================================

6.   MANAGEMENT OF THE TRUST (UNAUDITED)
Listed in the charts below is basic information regarding the Trustees and officers of the Markman MultiFund Trust (the "Trust").

INTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
JUDITH E. FANSLER2        Secretary     Since Inception   Chief Operating Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.
Edina, MN 55435
Age: 51

RICHARD W. LONDON2        Treasurer     Since Inception   Chief Financial Officer    4            N/A
6600 France Ave. South,   and                             Markman Capital
Suite 565                 Trustee                         Management, Inc.; Vice
Edina, MN 55435                                           President and Treasurer,
Age: 58                                                   Markman Securities, Inc.

EMILEE MARKMAN3           Trustee       Since Inception   Executive Director,        4            N/A
6600 France Ave. South,                                   Markman Capital
Suite 565                                                 Foundation
Edina, MN 55435
Age: 48

ROBERT J. MARKMAN2        Chairman of   Since Inception   President, Treasurer and   4            N/A
6600 France Ave. South,   the Board                       Secretary of Markman
Suite 565                 and                             Capital Management, Inc.
Edina, MN 55435           President
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.
2 Ms. Fansler, Mr. London and Mr. Markman are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended, because of his or her relationship with Markman Capital Management, Inc. Markman Capital Management, Inc. serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Portfolios.
3 Mrs. Markman is an "interested person" of the Trust because she is the spouse of Robert J. Markman.

DISINTERESTED TRUSTEES

                                                                                     NUMBER OF    OTHER
                                                                                     PORTFOLIOS   DIRECTORSHIPS
                                                                                     IN FUND      HELD BY
                          POSITION(S)   TERM OF OFFICE1                              COMPLEX      TRUSTEE
                          HELD WITH     AND LENGTH OF     PRINCIPAL OCCUPATION(S)    OVERSEEN     OUTSIDE THE
NAME/ADDRESS/AGE          TRUST         TIME SERVED       DURING LAST 5 YRS          BY TRUSTEE   FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
RICHARD E. DANA           Trustee       Since Inception   President, Jet             4            N/A
748 Goodrich Ave.                                         Construction and
Saint Paul, MN 55105                                      Remodeling, Inc.;
Age: 55                                                   Managing Partner, Jet
                                                          Diversified LLC

PETER DROSS               Trustee       Since Inception   Director of Development,   4            N/A
717 East River Rd.                                        The Center for Victims
Minneapolis, MN 55455                                     of Torture
Age: 44

SUSAN GALE                Trustee       Since Inception   Real Estate Advisor;       4            N/A
6600 France Ave. South,                                   Edina Realty
Suite 565
Edina, MN 55435
Age: 49

SUSAN M. LINDGREN         Trustee       Since Inception   Contract Trainer, Life     4            Director, The
7401 Metro Boulevard #460                                 Design Education (a non-                Pelican
Minneapolis, MN 55439                                     profit adult education/                 Project
Age: 37                                                   training company); Manager,
                                                          IT Works! (a recruiting
                                                          and training President,
                                                          Sue Lindgren & Associates
                                                          (a consulting firm)

MELINDA S. MACHONES       Trustee       Since Inception   Self-employed management   4            N/A
6600 France Ave. South,                                   and technology consultant;
Suite 565                                                 Director of Information
Edina, MN 55435                                           Technologies, The College
Age: 47                                                   of St. Scholastic

MICHAEL J. MONAHAN        Trustee       Since Inception   President, Ecolabs         4            N/A
6600 France Ave. South,                                   Foundation
Suite 565
Edina, MN 55435
Age: 50

1 Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional  Information  contains additional  information about
the  Trustees  and  is  available   without   charge  upon  request  by  calling
1-800-707-2771.

--------------------------------------------------------------------------------
                                    Markman                                   15

================================================================================
                          INDEPENDENT AUDITOR'S REPORT
================================================================================

                                                                          [LOGO]
                                                                        ANDERSEN

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Markman MultiFund Trust comprising the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio, and the Markman Aggressive Allocation Portfolio as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Markman MultiFund Trust as of December 31, 2001, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Arthur Andersen LLP

Cincinnati, Ohio
January 11, 2002

--------------------------------------------------------------------------------
16                                  Markman

================================================================================
                                  STAY INFORMED
================================================================================

PORTFOLIO/STRATEGY UPDATE
800-975-5463
Bob Markman's weekly market overview and MultiFund activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

                    ----------------------------------------
                        Website Provides Updates On-Line

                    For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to the MultiFunds web site at:

                                 www.markman.com

                    ----------------------------------------

These forms are available:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST).  Toll-free:
800-707-2771.

==================================================================================================
MARKMAN                     INVESTMENT ADVISER                  SHAREHOLDER SERVICES
MULTIFUNDS                  Markman Capital Management, Inc.    c/o Integrated Fund Services, Inc.
----------                  6600 France Avenue South            P.O. Box 5354
For investors too smart     Minneapolis, Minnesota  55435       Cincinnati, Ohio  54201-5354
to do it themselves(sm)     Telephone: 952-920-4848             Toll-free: 800-707-2771
                            Toll-free: 800-395-4848

Authorized  for  distribution  only if  preceded  or  accompanied  by a  current prospectus.
---------------------------------------------------------------------------------------------------

MARKMAN
MULTIFUNDS
----------                         FIRST CLASS
FOR INVESTORS TOO SMART
TO DO IT THEMSELVES(R)

6600 France Avenue South
Minneapolis, Minnesota  55435

                             MARKMAN MULTIFUND TRUST
                             -----------------------

                            PART C OTHER INFORMATION
                            ------------------------

ITEM 23. EXHIBITS

 *(a)          Declaration of Trust

 *(b)          Bylaws

  (c)          Incorporated by reference to Declaration of Trust and Bylaws

 *(d) Investment Advisory Agreement between Registrant and Markman Capital Management, Inc. ("Markman Capital")

  (e)          Inapplicable

  (f)          Inapplicable

 *(g) Custodian Agreement among Registrant, Markman Capital and State Street Bank and Trust Company

 *(h)(i) Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)

  (h)(ii) Amendment to Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Integrated Fund Services, Inc. (formerly Countrywide Fund Services, Inc.)

 *(h)(iii)     Consent to Use of Name

 *(i)          Opinion and Consent of Counsel

  (j)          Consent of Independent Public Accountants

  (k)          Inapplicable

 *(l)          Subscription Agreement between Registrant and Markman Capital

  (m)          Inapplicable

  (n)          Inapplicable

  (o)          Inapplicable

  (p) Inapplicable because the Markman MultiFund Trust is a management investment company consisting of four separate fund-of-funds portfolios.

========================
*    Incorporated  herein  by  reference  to  this  Registration   Statement  as
     originally filed with the Securities and Exchange Commission or as subsequently amended.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

ITEM 25. INDEMNIFICATION

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

The Advisory Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Markman Capital Management, Inc. (the "Adviser") is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

                             POSITION WITH
NAME                         THE ADVISER                  OTHER BUSINESSES, ETC.

Robert J. Markman            Chairman of the              None
                             Board, President,
                             Treasurer and
                             Secretary

Judith E. Fansler            Chief Operations             None
                             Officer

Jeffrey W. Caulfield         Chief Compliance             None
                             Officer

Richard W. London            Chief Financial              None
                             Officer

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  Inapplicable

(b)  Inapplicable

(c)  Inapplicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its office located at 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 or at its office located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 225 Franklin Street, Boston, Massachusetts 02110, and, as to the transfer and dividend disbursing agent functions, at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

     Inapplicable

ITEM 30. UNDERTAKINGS

     Inapplicable

                                     NOTICE

The names "Markman MultiFund Trust," "Markman Aggressive Allocation Portfolio," "Markman Moderate Allocation Portfolio," "Markman Income Allocation Portfolio" and "Markman Conservative Allocation Portfolio" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina and the State of Minnesota on this 1st day of May, 2002.


                                        MARKMAN MULTIFUND TRUST

                                        By: /s/ Robert J. Markman
                                           --------------------------
                                           Robert J. Markman,
                                           Chairman of the Board and President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                       Title                           Date
     ---------                       -----                           ----

/s/ Robert J. Markman         Chairman of the Board               May 1, 2002
----------------------        of Trustees and
Robert J. Markman             President (Principal
                              executive officer)

/s/Richard W. London          Treasurer (Principal                May 1, 2002
----------------------        financial and
Richard W. London             accounting officer)

     *                        Trustee
----------------------
Richard Edwin Dana


     *                        Trustee
----------------------
Peter Dross


     *                        Trustee
----------------------
Judith E. Fansler


     *                        Trustee
----------------------
Susan Gale


     *                        Trustee
----------------------
Susan M. Lindgren


     *                        Trustee
----------------------
Richard W. London


     *                        Trustee
----------------------
Melinda S. Machones                                          /s/ David M. Leahy
                                                             -------------------
                                                             David M. Leahy
     *                        Trustee                        Attorney-in-Fact*
----------------------                                       May 1, 2002
Emilee Markman


     *                        Trustee
----------------------
Michael J. Monahan